SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                   ----------

                                    FORM T-1

              Statement of Eligibility and Qualification Under the
                  Trust Indenture Act of 1939 of a Corporation
                          Designated to Act as Trustee


                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

         United States                                            31-0841368
(State of Incorporation)                                       (I.R.S. Employer
                                                             Identification No.)

         U.S. Bank Trust Center
         180 East Fifth Street
         St. Paul, Minnesota                                     55101
(Address of Principal Executive Offices)                      (Zip Code)



                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                                               13-3439681
(State of Incorporation)                                     (I.R.S. Employer
                                                            Identification No.)

         390 Greenwich Street
         New York, New York                                     10013
(Address of Principal Executive Offices)                      (Zip Code)


                         MORTGAGE LOAN ASSET-BACK NOTES
                       (Title of the Indenture Securities)

                                     GENERAL
                                     -------

1.     GENERAL INFORMATION    Furnish the following information as to the
       Trustee.

       (a) Name and address of each examining or supervising authority to which it is subject.
                  Comptroller of the Currency
                  Washington, D.C.

       (b)    Whether it is authorized to exercise corporate trust powers.
                  Yes

2. AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.
                  None

       See Note following Item 16.

       Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

16. LIST OF EXHIBITS List below all exhibits filed as a part of this statement of eligibility and qualification.

       1.     Copy of Articles of Association.*

       2.     Copy of Certificate of Authority to Commence Business.*

       3. Authorization of the Trustee to exercise corporate trust powers (included in Exhibits 1 and 2; no separate instrument).*

       4.     Copy of existing By-Laws.*

       5.     Copy of each Indenture referred to in Item 4.  N/A.

       6.     The consents of the Trustee required by Section 321(b) of the act.

       7. Copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

*Incorporated by reference to File Number 333-67188.

                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.




                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, U.S. Bank National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 10th day of December, 2001.

                                            U.S. BANK NATIONAL ASSOCIATION



                                            /s/ S. Christopherson
                                            ---------------------
                                            S. Christopherson
                                            Vice President





/s/ Jeffrey Tupper
------------------
Jeffrey Tupper
Assistant Secretary

                                    EXHIBIT 6

                                     CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  December 10, 2001


                                            U.S. BANK NATIONAL ASSOCIATION


                                            /s/ S. Christopherson
                                            ---------------------
                                            S. Christopherson
                                            Vice President

                                    EXHIBIT 7

RI-1.a.1.a           RIAD4011 RE Loans                                         2817427
RI-1.a.1.b           RIAD4024 Ag/Farmer Loans                                    92589
RI-1.a.1.c           RIAD4012 Coml/Indl Loans                                  2228230
RI-1.a.1.d.1         RIADB485 Credit Card Loans                                 503365
RI-1.a.1.d.2         RIADB486 Other(Sngl Pymt,Instl,Stdnt,Rev Crdt)             766319
RI-1.a.1.e           RIAD4056 Loans to Foreign Govts                                11
RI-1.a.1.f           RIADB487 All Other Loans in Domestic                       171574
RI-1.a.2             RIAD4059 Foreign Loans                                       4335
RI-1.a.3             RIAD4010 Total Interest & Fee Inc                         6583850
RI-1.b               RIAD4065 Inc from Lease Financing Recv                     616090
RI-1.c               RIAD4115 Interest on Balances Due                            5017
RI-1.d.1             RIADB488 U.S. Treas Securities/US Gvt Agncy Ob              57916
RI-1.d.2             RIADB489 Mortgage-backed securities                        757370
RI-1.d.3             RIAD4060 All Other Securities                              111704
RI-1.e               RIAD4069 Interest on Trading Assets                          3058
RI-1.f               RIAD4020 Interest on Fed Funds Sold Etc                     64022
RI-1.g               RIAD4518 Other Interest Inc                                 33066
RI-1.h               RIAD4107 Total Interest Income                            8232093
RI-2.a.1.a           RIAD4508 Transaction Accounts                               89183
RI-2.a.1.b.1         RIAD0093 Savings Deposits                                  719038
RI-2.a.1.b.2         RIADA517 Int Exp: Time Deposits >=$100,000                 433887
RI-2.a.1.b.3         RIADA518 Int Exp: Time Deposits <$100,000                  964914
RI-2.a.2             RIAD4172 Interest on For Deposits                          156683
RI-2.b               RIAD4180 Fed Funds Purchased Etc                           305267
RI-2.c               RIAD4185 Interest on Demand Notes to US Treasu             676585
RI-2.d               RIAD4200 Interest on Subordinated Notes/Debent             236601
RI-2.e               RIAD4073 Total Interest Expense                           3582158
RI-3                 RIAD4074 Net Interest Income                              4649935
RI-4                 RIAD4230 Provision (Loan/Lease)                           2165311
RI-5.a               RIAD4070 Income from Fiduciary Activities                  561756
RI-5.b               RIAD4080 Service Charges on Deposit Accounts               727299
RI-5.c               RIADA220 Trading Revenue                                    23274
RI-5.d               RIADB490 Investment Banking                                 68869
RI-5.e               RIADB491 Venture Capital Revenue                                0
RI-5.f               RIADB492 Net Servicing Fees                                 94255
RI-5.g               RIADB493 Net Securitization Inc                             54153
RI-5.h               RIADB494 Insurance Comm/Fees                                15353
RI-5.i               RIAD5416 Other non-interest income (RI-5.f.2)              112967
RI-5.j               RIAD5415 Other non-interest income (RI-5.f.2)                2642
RI-5.k               RIADB496 Net Gains (losses) on Other Assets                 66742
RI-5.l               RIADB497 Other Noninterest Inc                            1134867
RI-5.m               RIAD4079 Total Noninterest Income                         2862177
RI-6.a               RIAD3521 Gain/Loss Sec Held to Maturities                       0
RI-6.b               RIAD3196 Gain/Loss Sec Available-for-sale                  298069
RI-7.a               RIAD4135 Salaries and Benefits                            1304362
RI-7.b               RIAD4217 Expense on Premises/Fixed Assets                  405915
RI-7.c               RIAD4531 Amortization Exp of Intangible Assets             318901
RI-7.d               RIAD4092 Other Noninterest Expensze                       1918649
RI-7.e               RIAD4093 Total Noninterest Expense                        3947827
RI-8                 RIAD4301 Income (loss) Before Income Taxes                1697043
RI-9                 RIAD4302 Income Taxes                                      599089
RI-10                RIAD4300 Income (loss) Before Extraordinary               1097954
RI-11                RIAD4320 Extraordinary Items Net Of Taxes                       0
RI-12                RIAD4340 Net Income/Loss                                  1097954
RI-M.1               RIAD4513 Interest Exp on Exempt After 8/7/86                 6992
RI-M.2               RIAD8431 Memoranda: Income Sale Mutuals                     68790
RI-M.3               RIAD4313 Memoranda: Inc. Tax-exempt loans/leases            17723
RI-M.4               RIAD4507 Exempt State/Local Securities                      70377
RI-M.5               RIAD4150 Number of Full-Time Employees                      38782
RI-M.7               RIAD9106 Balance Sheet Restate - Bank's Acq Date              N/A
RI-M.8.a             RIAD8757 Memoranda: Trading Rev - Interest                   6016
RI-M.8.b             RIAD8758 Memoranda: Trading Rev - Foreign Exch              17259
RI-M.8.c             RIAD8759 Memoranda: Trading Rev - Equity/Index                  0
RI-M.8.d             RIAD8760 Memoranda: Trading Rev - Commodity                     0
RI-M.9.a             RIAD8761 Memoranda: Impact - Interest Income                32425
RI-M.9.b             RIAD8762 Memoranda: Impact - Interest Expense               36599
RI-M.9.c             RIAD8763 Memoranda: Impact - Other Allocations               7283
RI-M.10              RIADA251 Memo: Credit losses on derivatives                     0
RI-M.11              RIADA530 Does Bank have Subchapter-S Y/N                       NO
RIA-1                RIAD3217 Total Equity Capital                             5446052
RIA-2                RIADB507 Restate/Changes in Accting Principles                  0
RIA-3                RIADB508 Balance-End of Previous Calendar Year            5446052
RIA-4                RIAD4340 Net Income/Loss                                  1097954
RIA-5                RIADB509 Net-Cap Stock(Sale,Conv,Acq,or Retire)                 0
RIA-6                RIADB510 Net-Treasury Stock Transactions                        0
RIA-7                RIAD4356 Changes Incident to Combinations                13080285
RIA-8                RIAD4470 LESS: Cash Dividends on Preferred                      0
RIA-9                RIAD4460 LESS: Cash Dividends on Common                   1300000
RIA-10               RIADB511 Other Comprehensive Income                        270369
RIA-11               RIAD4415 Other Parent H/C Transactions                    -572394
RIA-12               RIAD3210 Total Eq/Cap End of Period                      18022266
RIB(P1)-1.a(a)       RIAD3582 Memo: Charge-offs: Loans sec construc               7466
RIB(P1)-1.a(b)       RIAD3583 Memo: Recoveries: Loans sec construct                742
RIB(P1)-1.b(a)       RIAD3584 Memo: Charge-offs: Loans sec farmland               7138
RIB(P1)-1.b(b)       RIAD3585 Memo: Recoveries: Loans sec farmland                  20
RIB(P1)-1.c.1(a)     RIAD5411 Memo: Charge-offs: Revolv loans 1-4 r              13250
RIB(P1)-1.c.1(b)     RIAD5412 Memo: Recoveries: Revolv loans 1-4 rs               2947
RIB(P1)-1.c.2(a)     RIAD5413 Memo: Charge-offs: Other loans 1-4 rs              63303
RIB(P1)-1.c.2(b)     RIAD5414 Memo: Recoveries: Other loans 1-4 res               9606
RIB(P1)-1.d(a)       RIAD3588 Memo: Charge-offs: Loans sec multifam               1231
RIB(P1)-1.d(b)       RIAD3589 Memo: Recoveries: Loans sec multifaml                255
RIB(P1)-1.e(a)       RIAD3590 Memo: Charge-offs: Loans sec nonfarm               34192
RIB(P1)-1.e(b)       RIAD3591 Memo: Recoveries: Loans sec nonfarm                 7939
RIB(P1)-1.f(a)       RIADB512 Memo: Charge-offs: Foreign                             0
RIB(P1)-1.f(b)       RIADB513 Memo: Recoveries: Foreign                              0
RIB(P1)-2.a(a)       RIAD4653 Loans to US Banks: Charge-Offs                         0
RIB(P1)-2.a(b)       RIAD4663 Loans to US Banks: Recoveries                          0
RIB(P1)-2.b(a)       RIAD4654 Loans to For Banks: Charge-Offs                        0
RIB(P1)-2.b(b)       RIAD4664 Loans to For Banks: Recoveries                         0
RIB(P1)-3(a)         RIAD4655 Ag/Farm Loans: Charge-Offs                         39858
RIB(P1)-3(b)         RIAD4665 Ag/Farm Loans: Recoveries                            383
RIB(P1)-4.a(a)       RIAD4645 Coml/Indl Loans  US: Charge-Offs                  820472
RIB(P1)-4.a(b)       RIAD4617 Coml/Indl Loans  US: Recoveries                    35257
RIB(P1)-4.b(a)       RIAD4646 Coml/Indl Loans  non-US: Charge-Offs                   0
RIB(P1)-4.b(b)       RIAD4618 Coml/Indl Loans  non-US: recoveries                    0
RIB(P1)-5.a(a)       RIADB514 Memo: Charge-Offs: Loans-Credit Cards             186825
RIB(P1)-5.a(b)       RIADB515 Memo:Recoveries: Loans-Credit Cards                45679
RIB(P1)-5.b(a)       RIADB516 Memo:Charge-offs: Loans-Other                     178927
RIB(P1)-5.b(b)       RIADB517 Memo: Recoveries: Loans-Other                      28785
RIB(P1)-6(a)         RIAD4643 Loans to For Govts: Charge-Offs                        0
RIB(P1)-6(b)         RIAD4627 Loans to For Govts: Recoveries                         0
RIB(P1)-7(a)         RIAD4644 Other Loans: Charge-Offs                           75722
RIB(P1)-7(b)         RIAD4628 Other Loans: Recoveries                             1913
RIB(P1)-8.a(a)       RIAD4658 Leases  US: Charge-Offs                           152507
RIB(P1)-8.a(b)       RIAD4668 Leases  US: Recovereies                            25356
RIB(P1)-8.b.(a)      RIAD4659 Leases  non-US: Chatge-Offs                            0
RIB(P1)-8.b.(b)      RIAD4669 Leases  non-US: Recoveries                             0
RIB(P1)-9(a)         RIAD4635 Total Charge-offs (year-to-date)                 1580891
RIB(P1)-9(b)         RIAD4605 Total Recoveries (year-to-date)                   158882
RIB(P1)-M.1(a)       RIAD5409 Memo: Charge-offs: Loans to fin comm.               5730
RIB(P1)-M.1(b)       RIAD5410 Memo: Recoveries: Loans to fin commcl                866
RIB(P1)-M.2(a)       RIAD4652 RE Loans: non-US: Charge-Offs                          0
RIB(P1)-M.2(b)       RIAD4662 RE Loans: non-US: Recoveries                           0
RIB(P2)-1            RIADB522 Balance                                           639811
RIB(P2)-2            RIAD4605 Recoveries                                        158882
RIB(P2)-4            RIAD4230 Provision (Loan/Lease)                           2165311
RIB(P2)-5            RIAD4815 Adjustments (Loan/Lease)                          747138
RIB(P2)-6            RIAD3123 Balance - End of Current                         2341530
RID-1.a              RIADB523 Int. Inc/International Ops - Gross Inc               N/A
RID-1.b              RIADB524 Int. Inc/International Ops - Gross Exp               N/A
RID-2.               RIADB525 Net Inc Income - International                       N/A
RID-3.a              RIAD4097 Noninterest Intl Income                              N/A
RID-3.b              RIAD4235 Provision for Intl Loan/Lease Losses                 N/A
RID-3.c              RIAD4239 Other Intl Nonint Expense                            N/A
RID-3.d              RIAD4843 Net Non-Int Income                                   N/A
RID-4                RIAD4844 Est. Pre-Tax Inc - Intl before cap                   N/A
RID-5                RIAD4845 Adjustment to Pretax Income Etc                      N/A
RID-6                RIAD4846 Est. Pre-Tax Inc - Intl after cap                    N/A
RID-7                RIAD4797 Intl Income Taxes                                    N/A
RID-8                RIAD4341 Estimated Net Inc - Intl Ops                         N/A
RIE-1.a              RIADC013 Other non-interest income (RI-5.l)                 11497
RIE-1.b              RIADC014 Other non-interest income (RI-5.l)                  1130
RIE-1.c              RIADC016 Other non-interest income (RI-5.l)                 88119
RIE-1.d              RIAD4042 Other non-interest income (RI-5.l)                     0
RIE-1.e              RIADC015 Other non-interest income (RI-5.l)                 17267
RIE-1.f              RIAD4461 Other non-interest income (RI-5.l)                 95488
RIE-1.g              RIAD4462 Other non-interest income (RI-5.l)                194009
RIE-1.h              RIAD4463 Other non-interest income (RI-5.l)                311300
RIE-2.a              RIADC017 Other non-interest expense (RI-7.d)               106023
RIE-2.b              RIAD0497 Other non-interest expense (RI-7.d)               176422
RIE-2.c              RIAD4136 Other non-interest expense (RI-7.d)                 1854
RIE-2.d              RIADC018 Other non-interest expense (RI-7.d)                39829
RIE-2.e              RIAD8403 Other non-interest expense (RI-7.d)                40070
RIE-2.f              RIAD4141 Other non-interest expense (RI-7.d)                13199
RIE-2.g              RIAD4146 Other non-interest expense (RI-7.d)                14390
RIE-2.h              RIAD4464 Other non-interest expense (RI-7.d)               583671
RIE-2.I              RIAD4467 Other non-interest expense (RI-7.d)               123905
RIE-2.j              RIAD4468 Other non-interest expense (RI-7.d)               100756
RIE-3.a.1            RIAD6373 Effect of adopting FAS 133                             0
RIE-3.a.2            RIAD4486 Applicable tax effect (RI-11)                          0
RIE-3.b.1            RIAD4487 Applicable tax effect (RI-11)                          0
RIE-3.b.2            RIAD4488 Applicable tax effect (RI-11)                          0
RIE-3.c.1            RIAD4489 Applicable tax effect (RI-11)                          0
RIE-3.c.2            RIAD4491 Applicable tax effect (RI-11)                          0
RIE-4.a              RIADB526 Restatements Due (RI-A.2)                              0
RIE-4.b              RIADB527 Restatements Due (RI-A.2)                              0
RIE-5.a              RIAD4498 Transactions w/parent (RIA-11)                  -1350000
RIE-5.b              RIAD4499 Transactions w/parent (RIA-11)                    777547
RIE-6.b              RIAD4522 Adjs. to allow for l & l loss (RIB.2.5)           -62786
RIE-7                RIAD4769 RI-E  Other Explanations (Y/N)                         Y
RC-1.a               RCFD0081 Cash and Noninterest-bearing Balances            7424578
RC-1.b               RCFD0071 Interest-bearing Balances                          98102
RC-2.a               RCFD1754 Securities Held-to-Maturity                       278690
RC-2.b               RCFD1773 Total Avail-for-sale - Fair Value               25107852
RC-3                 RCFD1350 Fed Funds Sold & Secs Purchased                  1509608
RC-4.a               RCFD5369 Loans & leases held for sale                     3300036
RC-4.b               RCFDB528 Loans & leases, net Unearned Inc               110352733
RC-4.c               RCFD3123 LESS: Allowance for Loan and Lease Lo            2341530
RC-4.d               RCFDB529 Loans & leases, net Unearned Inc & Allow       108011203
RC-5                 RCFD3545 Total Trading Assets                              179817
RC-6                 RCFD2145 Premises and Fixed Assets                        1455348
RC-7                 RCFD2150 Othr Real Estate - Total                           55170
RC-8                 RCFD2130 Investmnts in unconsold subs - Total              707366
RC-9                 RCFD2155 Customers' Liability on Acceptances               184931
RC-10.a              RCFD3163 Goodwill                                         4519721
RC-10.b              RCFD0426 Other intangible assets                          3669399
RC-11                RCFD2160 Total Other Assets                               6597674
RC-12                RCFD2170 Total Assets                                   163099495
RC-13.a              RCON2200 Deposits: Domestic Offices                     101929065
RC-13.a.1            RCON6631 Domestic Deposits: Noninterest-bearin           26037605
RC-13.a.2            RCON6636 Domestic Deposits: Interest-bearing             75891460
RC-13.b              RCFN2200 Total Deps in Foreign Offices                    4799676
RC-13.b.1            RCFN6631 Foreign Deposits: Noninterest-bearing                  0
RC-13.b.2            RCFN6636 Foreign Deposits: Interest-bearing               4799676
RC-14                RCFD2800 Fed Funds Purchased & Secs Sold                  3823703
RC-15                RCFD3548 Total trading liabilities                         168430
RC-16                RCFD3190 Other borrowed money                            24037743
RC-18                RCFD2920 Bank's Liability on Acceptances                   184931
RC-19                RCFD3200 Subordinated Notes and Debentures                5477870
RC-20                RCFD2930 Total Other Liabilities                          3711905
RC-21                RCFD2948 Total Liabilities                              144133323
RC-22                RCFD3000 Minority Interest in Subsidiaries                 943906
RC-23                RCFD3838 Perpetual Preferred Stock & Surplus                    0
RC-24                RCFD3230 Common Stock                                      310004
RC-25                RCFD3839 Surplus                                         11775689
RC-26.a              RCFD3632 Undivided Profits/Capital Reserves               5573045
RC-26.b              RCFDB530 Accumulated other comprehensive Inc               363528
RC-27                RCFDA130 Other equity captial components                        0
RC-28                RCFD3210 Total Equity Capital                            18022266
RC-29                RCFD3300 Total Liabs, Pref. Stck, & Equity Cap          163099495
RC-M.1               RCFD6724 Auditor memo                                         N/A
RCA-1                RCFD0022 Cash - process collect, debits, currency         6585338
RCA-1.a              RCON0020 Cash Items in Process of Collection              5385157
RCA-1.b              RCON0080 Currency and Coin                                1198140
RCA-2                RCON0082 Bal Due - Dep Inst (US)                           698446
RCA-2.a              RCFD0083 Due from US Dep'y/Foreign Banks                        0
RCA-2.b              RCFD0085 Due from Other US Dep'y                           698607
RCA-3                RCON0070 Bal Due - Foreign                                  40823
RCA-3.a              RCFD0073 Due from For Branches/US Banks                         0
RCA-3.b              RCFD0074 Due from Other For Banks/Countries                 53862
RCA-4(a)             RCFD0090 Due from Fed Rsv Banks - Cons                     184873
RCA-4(b)             RCON0090 Due from Fed Rsv Banks - Domestic                 184873
RCA-5(a)             RCFD0010 Consolidated Bank - Total                        7522680
RCA-5(b)             RCON0010 Domestic Office - Total                          7507439
RCB-1(a)             RCFD0211 Held: Cost: US Treasury Securities                     0
RCB-1(b)             RCFD0213 Held: Value: US Treasury Securities                    0
RCB-1(c)             RCFD1286 Sale: Cost: US Treasury Securities                367457
RCB-1(d)             RCFD1287 Sale: Value: US Treasury Securities               371002
RCB-2.a(a)           RCFD1289 Held: Cost: Obligations US agencies                    0
RCB-2.a(b)           RCFD1290 Held: Value: Obligations US agencies                   0
RCB-2.a(c)           RCFD1291 Sale: Cost: Obligations US agencies               127484
RCB-2.a(d)           RCFD1293 Sale: Value: Obligations US agencies              129881
RCB-2.b(a)           RCFD1294 Held: Cost: Obligations US sponsored                   0
RCB-2.b(b)           RCFD1295 Held: Value: Obligations US sponsored                  0
RCB-2.b(c)           RCFD1297 Sale: Cost: Obligations US sponsored              984938
RCB-2.b(d)           RCFD1298 Sale: Value: Obligations US sponsored            1002381
RCB-3(a)             RCFD8496 Held: Cost: Sec-States/Pol subdiv in US           252144
RCB-3(b)             RCFD8497 Held: Value: Sec-States/Pol subdiv in US          261263
RCB-3(c)             RCFD8498 Sale: Cost: Sec-States/Pol subdiv in US           992400
RCB-3(d)             RCFD8499 Sale: Value: Sec-States/Pol subdiv in US         1021664
RCB-4.a.1(a)         RCFD1698 Held: Cost: Security Guaranteed GNMA                   0
RCB-4.a.1(b)         RCFD1699 Held: Value: Security Guaranteed GNMA                  0
RCB-4.a.1(c)         RCFD1701 Sale: Cost: Security Guaranteed GNMA              445563
RCB-4.a.1(d)         RCFD1702 Sale: Value: Security Guaranteed GNMA             459546
RCB-4.a.2(a)         RCFD1703 Held: Cost: Security Issued FNMA                       0
RCB-4.a.2(b)         RCFD1705 Held: Value: Security Issued FNMA                      0
RCB-4.a.2(c)         RCFD1706 Sale: Cost: Security Issued FNMA                 8733965
RCB-4.a.2(d)         RCFD1707 Sale: Value: Security Issued FNMA                8871120
RCB-4.a.3(a)         RCFD1709 Held: Cost: Other Pass-Through Secs                26546
RCB-4.a.3(b)         RCFD1710 Held: Value: Other Pass-Through Secs               26546
RCB-4.a.3(c)         RCFD1711 Sale: Cost: Other Pass-Through Secs                 1249
RCB-4.a.3(d)         RCFD1713 Sale: Value: Other Pass-Through Secs                1230
RCB-4.b.1(a)         RCFD1714 Held: Cost: Issued/Guar. FNMA, Etc.                    0
RCB-4.b.1(b)         RCFD1715 Held: Value: Issued/Guar. FNMA, Etc.                   0
RCB-4.b.1(c)         RCFD1716 Sale: Cost: Issued/Guar. FNMA, Etc.             11635388
RCB-4.b.1(d)         RCFD1717 Sale: Value: Issued/Guar. FNMA, Etc.            11830050
RCB-4.b.2(a)         RCFD1718 Held: Cost: Collateralized MBS -FNMA                   0
RCB-4.b.2(b)         RCFD1719 Held: Value: Collateralized MBS -FNMA                  0
RCB-4.b.2(c)         RCFD1731 Sale: Cost: Collateralized MBS -FNMA                 171
RCB-4.b.2(d)         RCFD1732 Sale: Value: Collateralized MBS -FNMA                172
RCB-4.b.3(a)         RCFD1733 Held: Cost: All Other MBS                              0
RCB-4.b.3(b)         RCFD1734 Held: Value: All Other MBS                             0
RCB-4.b.3(c)         RCFD1735 Sale: Cost: All Other MBS                         555874
RCB-4.b.3(d)         RCFD1736 Sale: Value: All Other MBS                        562318
RCB-5.a(a)           RCFDB838 Held: Cost: Credit card rec                            0
RCB-5.a(b)           RCFDB839 Held: Value: Credit card rec                           0
RCB-5.a(c)           RCFDB840 Sale: Cost: Credit card rec                         4635
RCB-5.a(d)           RCFDB841 Sale: Value: Credit card rec                        4760
RCB-5.b(a)           RCFDB842 Held: Cost: Home equity lines                          0
RCB-5.b(b)           RCFDB843 Held: Value: Home equity lines                         0
RCB-5.b(c)           RCFDB844 Sale: Cost: Home equity lines                       1307
RCB-5.b(d)           RCFDB845 Sale: Value: Home equity lines                      1308
RCB-5.c(a)           RCFDB846 Held: Cost: Automobile Loans                           0
RCB-5.c(b)           RCFDB847 Held: Value: Automobile Loans                          0
RCB-5.c(c)           RCFDB848 Sale: Cost: Automobile Loans                        5835
RCB-5.c(d)           RCFDB849 Sale: Value: Automobile Loans                       5840
RCB-5.d(a)           RCFDB850 Held: Cost: Other Consumer Loans                       0
RCB-5.d(b)           RCFDB851 Held: Value: Other Consumer Loans                      0
RCB-5.d(c)           RCFDB852 Sale: Cost: Other Consumer Loans                       0
RCB-5.d(d)           RCFDB853 Sale: Value: Other Consumer Loans                      0
RCB-5.e(a)           RCFDB854 Held: Cost: Coml/Indust Loans                          0
RCB-5.e(b)           RCFDB855 Held: Value: Coml/Indust Loans                         0
RCB-5.e(c)           RCFDB856 Sale: Cost: Coml/Indust Loans                     146495
RCB-5.e(d)           RCFDB857 Sale: Value: Coml/Indust Loans                    150287
RCB-5.f(a)           RCFDB858 Held: Cost: Other ABS                                  0
RCB-5.f(b)           RCFDB859 Held: Value: Other ABS                                 0
RCB-5.f(c)           RCFDB860 Sale: Cost: Other ABS                                  0
RCB-5.f(d)           RCFDB861 Sale: Value: Other ABS                                 0
RCB-6.a(a)           RCFD1737 Held: Cost: Other Domestic Debt Sec.                   0
RCB-6.a(b)           RCFD1738 Held: Value: Other Domestic Debt Sec.                  0
RCB-6.a(c)           RCFD1739 Sale: Cost: Other Domestic Debt Sec.              455331
RCB-6.a(d)           RCFD1741 Sale: Value: Other Domestic Debt Sec.             435775
RCB-6.b(a)           RCFD1742 Held: Cost: Foreign Debt Securities                    0
RCB-6.b(b)           RCFD1743 Held: Value: Foreign Debt Securities                   0
RCB-6.b(c)           RCFD1744 Sale: Cost: Foreign Debt Securities                19620
RCB-6.b(d)           RCFD1746 Sale: Value: Foreign Debt Securities               19550
RCB-7(c)             RCFDA510 Sale: Cost: Securities Mutual Funds               240968
RCB-7(d)             RCFDA511 Sale: Value: Securities Mutual Funds              240968
RCB-8(a)             RCFD1754 Total Held-to-maturity - Amort Cost               278690
RCB-8(b)             RCFD1771 Total Held-to-maturity - Fair Value               287809
RCB-8(c)             RCFD1772 Total Avail-for-sale - Amort Cost               24718680
RCB-8(d)             RCFD1773 Total Avail-for-sale - Fair Value               25107852
RCB-M.1              RCFD0416 Memoranda: Pledged                              16647938
RCB-M.2.a.1          RCFDA549 Memoranda: Non-Mort Debt < 3 MO                  1003595
RCB-M.2.a.2          RCFDA550 Memoranda: Non-Mort Debt 3-12 MO                  253188
RCB-M.2.a.3          RCFDA551 Memoranda: Non-Mort Debt 1-3 YRS                 1140126
RCB-M.2.a.4          RCFDA552 Memoranda: Non-Mort Debt 3-5 YRS                  281052
RCB-M.2.a.5          RCFDA553 Memoranda: Non-Mort Debt 5-15 YRS                 593590
RCB-M.2.a.6          RCFDA554 Memoranda: Non-Mort Debt > 15 YRS                 123041
RCB-M.2.b.1          RCFDA555 Memoranda: Mort Pass Thru < 3 MO                  604577
RCB-M.2.b.2          RCFDA556 Memoranda: Mort Pass Thru 3-12 MO                  38894
RCB-M.2.b.3          RCFDA557 Memoranda: Mort Pass Thru 1-3 YRS                  18890
RCB-M.2.b.4          RCFDA558 Memoranda: Mort Pass Thru 3-5 YRS                  87357
RCB-M.2.b.5          RCFDA559 Memoranda: Mort Pass Thru 5-15 YRS               7579512
RCB-M.2.b.6          RCFDA560 Memoranda: Mort Pass Thru > 15 YRS               1029212
RCB-M.2.c.1          RCFDA561 Memoranda: Other Mort-backed < 3 YRS              325470
RCB-M.2.c.2          RCFDA562 Memoranda: Other Mort-backed > 3 YRS            12067070
RCB-M.2.d            RCFDA248 Memoranda: Tot Debt < 1 YR                        754288
RCB-M.3              RCFD1778 Amortized Cost Held Securities Sold                    0
RCB-M.4.a            RCFD8782 Structured Notes - Amortized Cost                   2668
RCB-M.4.b            RCFD8783 Structured Notes - Fair Value                       2673
RCC(P1)-1            RCFD1410 Loans Sec by Real Estate                        45814357
RCC(P1)-1.a          RCON1415 Construction and Land Development                6647302
RCC(P1)-1.b          RCON1420 Secured by Farmland                               636144
RCC(P1)-1.c.1        RCON1797 Secured by 1-4: Revolving                        5362063
RCC(P1)-1.c.2.a      RCON5367 Secured by 1-4: Other (first liens)              9558902
RCC(P1)-1.c.2.b      RCON5368 Secured by 1-4: Other (junior liens)             5667551
RCC(P1)-1.d          RCON1460 Secured by 5+                                    2142922
RCC(P1)-1.e          RCON1480 Secured by Nonfarm Nonresidential               15799473
RCC(P1)-2.a          RCONB531 Commercial Banks - US                              24841
RCC(P1)-2.a.1        RCFDB532 US branches/agencies of foreign banks                  0
RCC(P1)-2.a.2        RCFDB533 US branches/agencies of foreign banks              24841
RCC(P1)-2.b(a)       RCFDB534 Other commerc banks in US                          59731
RCC(P1)-2.b(b)       RCONB534 Other deposit inst in US                           59731
RCC(P1)-2.c          RCONB535 Foreign Banks                                     158622
RCC(P1)-2.c1         RCFDB536 Foreign branches of other US banks                   187
RCC(P1)-2.c2         RCFDB537 Other banks in foreign countries                  158435
RCC(P1)-3(a)         RCFD1590 Consolidated  to Farmers                         1002615
RCC(P1)-3(b)         RCON1590 Domestic to Farmers                              1002615
RCC(P1)-4.a(a)       RCFD1763 Consolidated US Coml                            34830339
RCC(P1)-4.a(b)       RCON1763 Domestic US Coml                                34790784
RCC(P1)-4.b(a)       RCFD1764 Consolidated non-US Coml                          137882
RCC(P1)-4.b(b)       RCON1764 Domestic non-US Coml                               39590
RCC(P1)-6.a(a)       RCFDB538 Loans to individuals - CC (Cons)                 4802936
RCC(P1)-6.a(b)       RCONB538 Loans to individuals - CC (Dom)                  4802936
RCC(P1)-6.b(a)       RCFDB539 Loans to individuals-Other (Cons)                2492691
RCC(P1)-6.b(b)       RCONB539 Loans to individuals-Other (Dom)                 2492691
RCC(P1)-6.c(a)       RCFD2011 Cons Other Consumer (Cons)                       8666443
RCC(P1)-6.c(b)       RCON2011 Cons Other Consumer (Dom)                        8666443
RCC(P1)-7(a)         RCFD2081 Consolidated Loans to For Govts                        0
RCC(P1)-7(b)         RCON2081 Domestic Loans to For Govts                            0
RCC(P1)-8(a)         RCFD2107 Consolidated Obligations US                      1436737
RCC(P1)-8(b)         RCON2107 Domestic Obligations US                          1436737
RCC(P1)-9            RCFD1563 Consolidated Other                               3592044
RCC(P1)-9.a          RCON1545 Domestic Loans for Securities                     614681
RCC(P1)-9.b          RCON1564 Domestic Other                                   2977363
RCC(P1)-10           RCON2165 Domestic Leases                                 10632598
RCC(P1)-10.a         RCFD2182 Consolidated US Leases                          10631346
RCC(P1)-10.b         RCFD2183 Consolidated For Leases                             2185
RCC(P1)-11(a)        RCFD2123 LESS: Consolidated Unearned Income                     0
RCC(P1)-11(b)        RCON2123 LESS: Domestic Unearned Income                         0
RCC(P1)-12(a)        RCFD2122 Total Loans & Leases (Consolidated)            113652769
RCC(P1)-12(b)        RCON2122 Total Loans & Leases (Domestic)                113513989
RCC(P1)-M.1          RCFD1616 Loans and leases restructured                          0
RCC(P1)-M.2.a.1      RCONA564 Memo: Loans Secd by Real Est < 3 MO              1040370
RCC(P1)-M.2.a.2      RCONA565 Memo: Loans Secd by Real Est 3-12 MO             1093349
RCC(P1)-M.2.a.3      RCONA566 Memo: Loans Secd by Real Est 1-3 YRS             1604784
RCC(P1)-M.2.a.4      RCONA567 Memo: Loans Secd by Real Est 3-5 YRS              624339
RCC(P1)-M.2.a.5      RCONA568 Memo: Loans Secd by Real Est 5-15 YRS            1470139
RCC(P1)-M.2.a.6      RCONA569 Memo: Loans Secd by Real Est > 15 YRS            3640443
RCC(P1)-M.2.b.1      RCFDA570 Memo: Other Loans/Leases < 3 MO                 53307237
RCC(P1)-M.2.b.2      RCFDA571 Memo: Other Loans/Leases 3-12 MO                 4987987
RCC(P1)-M.2.b.3      RCFDA572 Memo: Other Loans/Leases 1-3 YRS                17428625
RCC(P1)-M.2.b.4      RCFDA573 Memo: Other Loans/Leases 3-5 YRS                15090640
RCC(P1)-M.2.b.5      RCFDA574 Memo: Other Loans/Leases 5-15 YRS               10599986
RCC(P1)-M.2.b.6      RCFDA575 Memo: Other Loans/Leases > 15 YRS                1755143
RCC(P1)-M.2.c        RCFDA247 Memo: Tot Remg Loans/Leases < 1 YR              26155640
RCC(P1)-M.3          RCFD2746 Loans to fin. comm. real est., constr            1152164
RCC(P1)-M.4          RCON5370 Adj. rate closed-end loans secured               2741964
RCC(P1)-M.5          RCFDB837 Loan secured by real eastate to non-US                 0
RCC(P2)-1            RCON6999 YES/NO - RCC01.E & RCC04 >= $ 100,000                N/A
RCC(P2)-2.a          RCON5562 Number of Loans RCC01.E                              N/A
RCC(P2)-2.b          RCON5563 Number of Loans RCC04                                N/A
RCC(P2)-3.a(a)       RCON5564 Number of Loans RCC01.E Orig <= $100K                N/A
RCC(P2)-3.a(b)       RCON5565 Amount of Loans RCC01.E Orig <= $100K                N/A
RCC(P2)-3.b(a)       RCON5566 # of Loans RCC01.E $100K < Orig <= $250K             N/A
RCC(P2)-3.b(b)       RCON5567 $ of Loans RCC01.E $100K < Orig <= $250K             N/A
RCC(P2)-3.c(a)       RCON5568 # of Loans RCC01.E $250K < Orig <= $1M               N/A
RCC(P2)-3.c(b)       RCON5569 $ of Loans RCC01.E $250K < Orig <= $1M               N/A
RCC(P2)-4.a(a)       RCON5570 Number of Loans RCC04 Orig <= $100K                  N/A
RCC(P2)-4.a(b)       RCON5571 Amount of Loans RCC04 Orig <= $100K                  N/A
RCC(P2)-4.b(a)       RCON5572 # of Loans RCC04 $100K< Orig <= $250K                N/A
RCC(P2)-4.b(b)       RCON5573 $ of Loans RCC04 $100K< Orig <= $250K                N/A
RCC(P2)-4.c(a)       RCON5574 # of Loans RCC04 $250K < Orig <= $1M                 N/A
RCC(P2)-4.c(b)       RCON5575 $ of Loans RCC04 $250K < Orig <= $1M                 N/A
RCC(P2)-5            RCON6860 YES/NO - RCC01.B & RCC03 >= $ 100,000                N/A
RCC(P2)-6.a          RCON5576 Number of Loans RCC01.B                              N/A
RCC(P2)-6.b          RCON5577 Number of Loans RCC03                                N/A
RCC(P2)-7.a(a)       RCON5578 Number of Loans RCC01.B Orig <= $100K                N/A
RCC(P2)-7.a(b)       RCON5579 Amount of Loans RCC01.B Orig <= $100K                N/A
RCC(P2)-7.b(a)       RCON5580 # of Loans RCC01.B $100K < Orig <= $250K             N/A
RCC(P2)-7.b(b)       RCON5581 $ of Loans RCC01.B $100K < Orig <= $250K             N/A
RCC(P2)-7.c(a)       RCON5582 # of Loans RCC01.B $250K < Orig <= $500K             N/A
RCC(P2)-7.c(b)       RCON5583 $ of Loans RCC01.B $250K < Orig <= $500K             N/A
RCC(P2)-8.a(a)       RCON5584 Number of Loans RCC03 - Orig <= $100K                N/A
RCC(P2)-8.a(b)       RCON5585 Amount of Loans RCC03 - Orig <= $100K                N/A
RCC(P2)-8.b(a)       RCON5586 # of Loans RCC03 - $100K < Orig <= $250K             N/A
RCC(P2)-8.b(b)       RCON5587 $ of Loans RCC03 - $100K < Orig <= $250K             N/A
RCC(P2)-8.c(a)       RCON5588 # of Loans RCC03 - $250K < Orig <= $500K             N/A
RCC(P2)-8.c(b)       RCON5589 $ of Loans RCC03 - $250K < Orig <= $500K             N/A
RCD-1                RCON3531 US Treasury securities                                 0
RCD-2                RCON3532 US Govt agency obligations                             0
RCD-3                RCON3533 Securities issued by State and Subdiv                  0
RCD-4.a              RCON3534 Pass-through secs by FNMA/FHLMC/GNMA                   0
RCD-4.b              RCON3535 CMOs and REMICs issued by FNMA/FHLMC                   0
RCD-4.c              RCON3536 All other mortgage-backed securities                   0
RCD-5                RCON3537 Other debt securities                                  0
RCD-9                RCON3541 Other trading assets domestic                          0
RCD-10               RCFN3542 Trading assets foreign                                 0
RCD-11.a             RCON3543 Gains on rate & contracts domestic                179246
RCD-11.b             RCFN3543 Gains on rate & contracts foreign                    571
RCD-12               RCFD3545 Total Trading Assets                              179817
RCD-13               RCFD3546 Liability for short positions                          0
RCD-14               RCFD3547 Losses on rate & contracts                        168430
RCD-15               RCFD3548 Total trading liabilities                         168430
RCE(P1)-1(a)         RCONB549 Indv, partner, & corp - Transaction             25503598
RCE(P1)-1(c)         RCONB550 Indv,partner,& corp - Non-Transaction           70522655
RCE(P1)-2(a)         RCON2202 USG Transaction                                    27442
RCE(P1)-2(c)         RCON2520 USG Nontransaction                                 13870
RCE(P1)-3(a)         RCON2203 State/Local Transaction                          1161614
RCE(P1)-3(c)         RCON2530 State/Local Nontransaction                       4167297
RCE(P1)-4(a)         RCONB551 Cml banks/Other US - Transaction                  439227
RCE(P1)-4(c)         RCONB552 Cml banks/Other US - Transaction                   15886
RCE(P1)-5(a)         RCON2213 Banks in Foreign Count - Transaction               77442
RCE(P1)-5(c)         RCON2236 Banks in Foreign Count - Nontransaction                8
RCE(P1)-6(a)         RCON2216 For Govt Transaction                                   0
RCE(P1)-6(c)         RCON2377 For Govt Nontransaction                               26
RCE(P1)-7(a)         RCON2215 Total Transaction Accounts                      27209323
RCE(P1)-7(b)         RCON2210 Total Demand Deposits                           18990535
RCE(P1)-7(c)         RCON2385 Total Nontransaction Accounts                   74719742
RCE(P1)-M.1.a        RCON6835 IRA/Keogh                                        1925328
RCE(P1)-M.1.b        RCON2365 Brokered                                         3619639
RCE(P1)-M.1.c.1      RCON2343 Brokered < $100K                                     526
RCE(P1)-M.1.c.2      RCON2344 Brokered Participated to < $100K                  273408
RCE(P1)-M.1.d.1      RCONA243 Matur data:denom < 100k,matur<= 1 yr                 477
RCE(P1)-M.1.d.2      RCONA244 Matur data:denom =>100k,matur<= 1 yr             3389178
RCE(P1)-M.1.e        RCON5590 Memoranda: Preferred Deposits                        N/A
RCE(P1)-M.2.a.1      RCON6810 MMDAs                                           39023412
RCE(P1)-M.2.a.2      RCON0352 Other Savings                                    4596659
RCE(P1)-M.2.b        RCON6648 Time Deposits < $100K                           21431239
RCE(P1)-M.2.c        RCON2604 Memoranda: Time Deposits >=$100 000              9668433
RCE(P1)-M.3.a.1      RCONA579 Memo: Time Deps < 100K < 3 MO                    4816082
RCE(P1)-M.3.a.2      RCONA580 Memo: Time Deps < 100K 3-12 MO                   9580148
RCE(P1)-M.3.a.3      RCONA581 Memo: Time Deps < 100K 1-3 YRS                   5708209
RCE(P1)-M.3.a.4      RCONA582 Memo: Time Deps < 100K > 3 YRS                   1326800
RCE(P1)-M.3.b        RCONA241 Memo: Time Deps < 100K < 1 YR                   14289477
RCE(P1)-M.4.a.1      RCONA584 Memo: Time Deps > 100K < 3 MO                    4321570
RCE(P1)-M.4.a.2      RCONA585 Memo: Time Deps > 100K 3-12 MO                   3710204
RCE(P1)-M.4.a.3      RCONA586 Memo: Time Deps > 100K 1-3 YRS                   1120045
RCE(P1)-M.4.a.4      RCONA587 Memo: Time Deps > 100K > 3 YRS                    516614
RCE(P1)-M.4.b        RCONA242 Memo: Time Deps > 100K < 1 YR                    7898845
RCE(P2)-1            RCFNB553 Deposits: Individual, partner, corp.             1446867
RCE(P2)-2            RCFNB554 Deposits: US Banks                               3352809
RCE(P2)-3            RCFN2625 Deposits: Foreign Banks                                0
RCE(P2)-4            RCFN2650 Deposits: Foreign Govts.                               0
RCE(P2)-5            RCFNB555 Deposits: US Govt.,states,political                    0
RCE(P2)-6            RCFN2200 Total Deps in Foreign Offices                    4799676
RCE(P2)-M.1          RCFNA245 Memo:TD with remaining maturity<=1 yr"           4799676
RCF-1                RCFDB556 Accrued interest receivable                       841290
RCF-2                RCFD2148 Net Deferred Tax Assets                                0
RCF-3.a              RCFDA519 Interest Only Strip: Mortgage Loans                    0
RCF-3.b              RCFDA520 Interest Only Strip: Other Assets                  30560
RCF-4                RCFD1752 Sale: Cost: Other Equity Securities               779245
RCF-5                RCFD2168 Other Assets                                     4946579
RCF-5.a              RCFD2166 Other Assets - Line A                                  0
RCF-5.b              RCFDC009 Other Assets - Line B                            1387482
RCF-5.c              RCFD1578 Other Assets - Line C                                  0
RCF-5.d              RCFDC010 Other Assets - Line D                             525403
RCF-5.e              RCFD3549 Other Assets - Line E                            1633351
RCF-5.f              RCFD3550 Other Assets - Line F                                  0
RCF-5.g              RCFD3551 Other Assets - Line G                                  0
RCF-6                RCFD2160 Total Other Assets                               6597674
RCG-1.a              RCON3645 Expenses Accrued and Unpaid on deposi             448454
RCG-1.b              RCFD3646 Other Expenses Accrued and Unpaid                1268983
RCG-2.               RCFD3049 Net Deferred Tax Liabilities                     1097898
RCG-3                RCFDB557 Allowance for credit losses                         5550
RCG-4.               RCFD2938 Other Liabilities                                 891020
RCG-4.a              RCFD3066 Other Liabilities - Line A                             0
RCG-4.b              RCFDC011 Other Liabilities - Line B                             0
RCG-4.c              RCFD2932 Other Liabilities - Line C                             0
RCG-4.d              RCFDC012 Other Liabilities - Line D                          1017
RCG-4.e              RCFD3552 Other Liabilities - Line E                        626576
RCG-4.f              RCFD3553 Other Liabilities - Line F                             0
RCG-4.g              RCFD3554 Other Liabilities - Line G                             0
RCG-5.               RCFD2930 Total Other Liabilities                          3711905
RCH-1                RCON2155 Customers' Liability on Acceptances               184931
RCH-2                RCON2920 Bank's Liability on Acceptances                   184931
RCH-3                RCON1350 Fed Funds Sold                                   1509608
RCH-4                RCON2800 Fed Funds Purchased                              3823703
RCH-5                RCON3190 Other Borrowed Money                            24037743
RCH-6                RCON2163 Net Due from Own For Offices                         N/A
RCH-7                RCON2941 Net Due to Own For Offices                       4799676
RCH-8                RCON2192 Total Assets                                   163099495
RCH-9                RCON3129 Total Liabilities                              139333647
RCH-10               RCON1039 US Treasury Securities                            367457
RCH-11               RCON1041 US Government agency obligations                 1112422
RCH-12               RCON1042 Securities issued by states in the US            1244544
RCH-13.a.1           RCON1043 MBS:  Pass-Through:  FNMA/FHLMC/GNMA             9179528
RCH-13.a.2           RCON1044 MBS:  Pass-Through:  Other Pass-Through            26546
RCH-13.b.1           RCON1209 MBS:  Other MBS:  FNMA/FHLMC/GNMA               11635388
RCH-13.b.2           RCON1280 MBS:  Other MBS:  All Other MBS                   556045
RCH-14               RCON1281 Other Domestic Debt Securities                    613603
RCH-15               RCON1282 Foreign Debt Securities                            19620
RCH-16               RCONA510 Equity Securities:  Mutual Fund/Eq Sec            240968
RCH-17               RCON1374 Total Securities Held and Sale                  24996121
RCH-18               RCON1752 Equity Securities:  All others                    779245
RCI-1                RCFN2133 Total IBF Assets                                     N/A
RCI-2                RCFN2898 Total IBF Liabilities                                N/A
RCK-1                RCFD3381 Interest-bearing Balances                         106426
RCK-2                RCFDB558 US-Treasury securities/agency oblig              1426735
RCK-3                RCFDB559 Mortgage-backed securities                      19347829
RCK-4                RCFDB560 All other securities                             1902630
RCK-5                RCFD3365 Fed Funds Sold                                   1147025
RCK-6.a.1            RCON3360 Total Loans                                    105790026
RCK-6.a.2            RCON3385 RE Loans                                        47208833
RCK-6.a.3            RCON3386 Agricultural & Farm Loans                        1043645
RCK-6.a.4            RCON3387 Commercial/Industrial Loans                     38263404
RCK-6.a.5.a          RCONB561 Indv. Loans-Credit cards                         4789597
RCK-6.a.5.b          RCONB562 Indv. Loans-Other                               11167032
RCK-6.b              RCFN3360 Foreign Office Loans                              148847
RCK-7                RCFD3401 Assets Held in Trading Accounts                   139982
RCK-8                RCFD3484 Lease Fin'g Receivables                         10541768
RCK-9                RCFD3368 Total Assets                                   157674051
RCK-10               RCON3485 Domestic Transaction Accounts                    7806466
RCK-11.a             RCONB563 Savings Deposits                                42125835
RCK-11.c             RCONA514 Time Deposits >= $100,000                       13001116
RCK-11.d             RCONA529 Time Deposits < $100,000                        22143566
RCK-12               RCFN3404 Interest-bearing Deposits in For Offi            3294118
RCK-13               RCFD3353 Fed Funds Purchased                              7949047
RCK-14               RCFD3355 Other Borrowed Money                            17641270
RCL-1.a              RCFD3814 Unused Commits: Revolv Lines Secured             6946016
RCL-1.b              RCFD3815 Unused Commits: Credit Card Lines               38480547
RCL-1.c.1            RCFD3816 Unused Commits: Fund loans secured               4904632
RCL-1.c.2            RCFD6550 Unused Commits: Fund loans not secure            1466903
RCL-1.d              RCFD3817 Unused Commits: Securities Underwrit                   0
RCL-1.e              RCFD3818 Unused Commits: Other Unused Commits            43880070
RCL-2                RCFD3819 Fincl Standby Letters of Credit                  7300978
RCL-2.a              RCFD3820 Amount Fincl Standby Letters Conveyed             520927
RCL-3.               RCFD3821 Perfm Standby Letters of Credit                   454070
RCL-3.a              RCFD3822 Amount Perfm Standby Letters Conveyed              58136
RCL-4                RCFD3411 Commercl & Similar Letters of Credit              438402
RCL-5                RCFD3428 Participations in Acceptncs Conveyed               12226
RCL-6                RCFD3433 Securities Lent                                  1023763
RCL-7.a              RCFDA534 Credit Derivatives: Guarantor                          0
RCL-7.b              RCFDA535 Credit Derivatives: Beneficiary                        0
RCL-8                RCFD8765 Spot Foreign Exchange Contracts                   261569
RCL-9                RCFD3430 All Other Off-Balance Sheet Liabs                      0
RCL-9.a              RCFD3432 Other Off-Balance Sheet Liabilities-A                  0
RCL-9.b              RCFD3434 Other Off-Balance Sheet Liabilities-B                  0
RCL-9.c              RCFD3555 Other Off-Balance Sheet Liabilities-C                  0
RCL-9.d              RCFD3556 Other Off-Balance Sheet Liabilities-D                  0
RCL-9.e              RCFD3557 Other Off-Balance Sheet Liabilities-E                  0
RCL-10               RCFD5591 All Other Off-Balance Sheet Assets                     0
RCL-10.a             RCFD3435 Other Off-Balance Sheet Assets - A                     0
RCL-10.b             RCFD5592 Other Off-Balance Sheet Assets - B                     0
RCL-10.c             RCFD5593 Other Off-Balance Sheet Assets - C                     0
RCL-10.d             RCFD5594 Other Off-Balance Sheet Assets - D                     0
RCL-10.e             RCFD5595 Other Off-Balance Sheet Assets - E                     0
RCL-11.a(a)          RCFD8693 Int Rate Contracts - Gross Futures                     0
RCL-11.a(b)          RCFD8694 Forgn Exch Contracts - Gross Futures                   0
RCL-11.a(c)          RCFD8695 Equity Contracts - Gross Futures                       0
RCL-11.a(d)          RCFD8696 Commodity Contracts - Gross Futures                    0
RCL-11.b(a)          RCFD8697 Int Rate Contracts - Gross Forwards                    0
RCL-11.b(b)          RCFD8698 Forgn Exch Contracts - Gross Forwards            3702314
RCL-11.b(c)          RCFD8699 Equity Contracts - Gross Forwards                      0
RCL-11.b(d)          RCFD8700 Commodity Contracts - Gross Forwards                   0
RCL-11.c.1(a)        RCFD8701 Int Rate Contracts - Exchg Trad Wrttn                  0
RCL-11.c.1(b)        RCFD8702 Forgn Exch Contracts - Exchg Trad Wrt                  0
RCL-11.c.1(c)        RCFD8703 Equity Contracts - Exchg Trad Written                  0
RCL-11.c.1(d)        RCFD8704 Commodity Contracts - Exchg Trad Wrtn                  0
RCL-11.c.2(a)        RCFD8705 Int Rate Contracts - Exchg Trad Purch                  0
RCL-11.c.2(b)        RCFD8706 Forgn Exch Contracts - Exchg Trad Pur                  0
RCL-11.c.2(c)        RCFD8707 Equity Contracts - Exchg Trad Purchas                  0
RCL-11.c.2(d)        RCFD8708 Commodity Contracts - Exchg Trade Pur                  0
RCL-11.d.1(a)        RCFD8709 Int Rate Contracts - OTC Written Optn             651725
RCL-11.d.1(b)        RCFD8710 Forgn Exch Contracts - OTC Wrtn Optns             392373
RCL-11.d.1(c)        RCFD8711 Equity Contracts - OTC Written Option                  0
RCL-11.d.1(d)        RCFD8712 Commodity Contracts - OTC Written Opt                  0
RCL-11.d.2(a)        RCFD8713 Int Rate Contracts - OTC Purchased Op             658125
RCL-11.d.2(b)        RCFD8714 Forgn Exch Contracts - OTC Purchased              392373
RCL-11.d.2(c)        RCFD8715 Equity Contracts - OTC Purchased Optn                  0
RCL-11.d.2(d)        RCFD8716 Commodity Contracts - OTC Purch Optn                   0
RCL-11.e(a)          RCFD3450 Int Rate Contracts - Gross Swaps                19007234
RCL-11.e(b)          RCFD3826 Forgn Exch Contracts - Gross Swaps                     0
RCL-11.e(c)          RCFD8719 Equity Contracts - Gross Swaps                      4740
RCL-11.e(d)          RCFD8720 Commodity Contracts - Gross Swaps                      0
RCL-12(a)            RCFDA126 Int Rate Contracts - Gross Held Trade            6168534
RCL-12(b)            RCFDA127 Forgn Exch Contracts - Gross Held Trd            4487061
RCL-12(c)            RCFD8723 Equity Contracts - Gross Held Trading                  0
RCL-12(d)            RCFD8724 Commodity Contracts - Gross Held Trad                  0
RCL-13(a)            RCFD8725 Int Rate Contracts - Marked to Market           14148550
RCL-13(b)            RCFD8726 Forgn Exch Contracts - Marked to Mrkt                  0
RCL-13(c)            RCFD8727 Equity Contracts - Marked to Market                 4740
RCL-13(d)            RCFD8728 Commodity  Contracts - Marked to Mrkt                  0
RCL-13.a(a)          RCFDA589 Int Rate Contracts - Bank Pays Fixed                   0
RCL-14.a.1(a)        RCFD8733 Int Rate Contracts Held - Pos Values              112153
RCL-14.a.1(b)        RCFD8734 Forgn Exch Contracts Held - Pos Value              55560
RCL-14.a.1(c)        RCFD8735 Equity Contracts Held - Pos Values                     0
RCL-14.a.1(d)        RCFD8736 Commodity Contracts Held - Pos Value                   0
RCL-14.a.2(a)        RCFD8737 Int Rate Contracts Held - Neg Values              103049
RCL-14.a.2(b)        RCFD8738 Forgn Exch Contracts Held - Neg Value              53477
RCL-14.a.2(c)        RCFD8739 Equity Contracts Held - Neg Values                     0
RCL-14.a.2(d)        RCFD8740 Commodity Contracts Held - Neg Value                   0
RCL-14.b.1(a)        RCFD8741 Int Rate Contracts Markd- Pos Values              524499
RCL-14.b.1(b)        RCFD8742 Forgn Exch Contracts Markd- Pos Value                  0
RCL-14.b.1(c)        RCFD8743 Equity Contracts Markd- Pos Values                   904
RCL-14.b.1(d)        RCFD8744 Commodity Contracts Markd- Pos Value                   0
RCL-14.b.2(a)        RCFD8745 Int Rate Contracts Markd- Neg Values                 113
RCL-14.b.2(b)        RCFD8746 Forgn Exch Contracts Markd- Neg Value                  0
RCL-14.b.2(c)        RCFD8747 Equity Contracts Markd- Neg Values                   904
RCL-14.b.2(d)        RCFD8748 Commodity Contracts Markd- Neg Value                   0
RCM-1.a              RCFD6164 Credit to Executives/Principals                      673
RCM-1.b              RCFD6165 Number of Execs Who Borrowed $500K/5%                  0
RCM-2.a              RCFD3164 Mtge Servicing Rights                             325904
RCM-2.a.1            RCFDA590 Mort Serv Rights - Est Fair Value                 308000
RCM-2.b              RCFDB026 Other intangible - Purch cc rels                   48906
RCM-2.c              RCFD5507 Other Intangible - All Other                     3294589
RCM-2.d              RCFD0426 Other Intangible - Total                         3669399
RCM-3.a              RCFD5372 Othr Real Estate - Direct & Indirect                   0
RCM-3.b.1            RCON5508 Othr Real Estate - All other Real Est               2005
RCM-3.b.2            RCON5509 Othr Real Estate - Farmland                        17224
RCM-3.b.3            RCON5510 Othr Real Estate - 1-4 Family Residnt              29114
RCM-3.b.4            RCON5511 Othr Real Estate - Multifamily Resid                 116
RCM-3.b.5            RCON5512 Othr Real Estate - Nonfarm Nonresiden               6711
RCM-3.b.6            RCFN5513 Othr Real Estate - In Foreign Offices                  0
RCM-3.c              RCFD2150 Othr Real Estate - Total                           55170
RCM-4.a              RCFD5374 Inves - Direct & Indirect invest R/E                   0
RCM-4.b              RCFD5375 Inves - All othr invest unconsol subs             707366
RCM-4.c              RCFD2130 Investmnts in unconsold subs - Total              707366
RCM-5.a.1            RCFD2651 FHLB advance -maturity <1 year                   1956525
RCM-5.a.2            RCFDB565 FHLB advance -maturity 1 to 3 years              4233086
RCM-5.a.3            RCFDB566 FHLB advance -maturity >3 years                  2990755
RCM-5.b.1            RCFDB571 Other borrowings -maturity <1 year              11230726
RCM-5.b.2            RCFDB567 Other borrowings -maturity 1 to 3 years          2268808
RCM-5.b.3            RCFDB568 Other borrowings -maturity >3 years              1357843
RCM-5.c              RCFD3190 Other Borrowed Money - Total                    24037743
RCM-6                RCFDB569 Sell prvt party mutual funds/annuit?Y/N              YES
RCM-7                RCFDB570 Assets - mutual funds/annuities                 50943162
RCN-1.a(a)           RCON2759 Secured Loans - Const: 30-89 Days                  70690
RCN-1.a(b)           RCON2769 Secured Loans - Const: 90+ Days                    33221
RCN-1.a(c)           RCON3492 Secured Loans - Const: Nonaccrual                  55735
RCN-1.b(a)           RCON3493 Secured Loans - Farmland: 30-89 Days                5287
RCN-1.b(b)           RCON3494 Secured Loans - Farmland: 90+ Days                   952
RCN-1.b(c)           RCON3495 Secured Loans - Farmland: Nonaccrual                9907
RCN-1.c.1(a)         RCON5398 Secd Loans 1-4 Fam-Revol: 30-89 Days               26418
RCN-1.c.1(b)         RCON5399 Secd Loans 1-4 Fam-Revol: 90+ Days                 10142
RCN-1.c.1(c)         RCON5400 Secd Loans 1-4 Fam-Revol: Nonaccrual                3841
RCN-1.c.2(a)         RCON5401 Secd Loans 1-4 Fam-Other: 30-89 Days              208870
RCN-1.c.2(b)         RCON5402 Secd Loans 1-4 Fam-Other: 90+ Days                 90961
RCN-1.c.2(c)         RCON5403 Secd Loans 1-4 Fam-Other: Nonaccrual               85478
RCN-1.d(a)           RCON3499 Secured Loans - Multifam: 30-89 Days               23214
RCN-1.d(b)           RCON3500 Secured Loans - Multifam: 90+ Days                  1295
RCN-1.d(c)           RCON3501 Secured Loans - Multifam: Nonaccrual                5076
RCN-1.e(a)           RCON3502 Secured Loans - Non Farm: 30-89 Days               91316
RCN-1.e(b)           RCON3503 Secured Loans - Non Farm: 90+ Days                  9736
RCN-1.e(c)           RCON3504 Secured Loans - Non Farm: Nonaccrual              108955
RCN-1.f(a)           RCFNB572 Secured Loans - Foreign: 30-89 Days                    0
RCN-1.f(b)           RCFNB573 Secured Loans - Foreign: 90+ Days                      0
RCN-1.f(c)           RCFNB574 Secured Loans - Foreign: Nonaccrual                    0
RCN-2.a(a)           RCFD5377 Loans US Deps: US Banks: 30-89 Days                 2250
RCN-2.a(b)           RCFD5378 Loans US Deps: US Banks: 90+ Days                    750
RCN-2.a(c)           RCFD5379 Loans US Deps: US Banks: Nonaccrual                    0
RCN-2.b(a)           RCFD5380 Loans US Deps: Foreign:  30-89 Days                    0
RCN-2.b(b)           RCFD5381 Loans US Deps: Foreign:  90+ Days                      0
RCN-2.b(c)           RCFD5382 Loans US Deps: Foreign:  Nonaccrual                    0
RCN-3(a)             RCFD1594 Ag  US: 30-89 Days                                 30393
RCN-3(b)             RCFD1597 Ag  US: 90+ Days                                    4627
RCN-3(c)             RCFD1583 Ag  US: Nonaccrual                                 51347
RCN-4.a(a)           RCFD1251 Coml/Indl  US: 30-89 Days                         479218
RCN-4.a(b)           RCFD1252 Coml/Indl  US: 90+ Days                            61935
RCN-4.a(c)           RCFD1253 Coml/Indl  US: Nonaccrual                         523593
RCN-4.b(a)           RCFD1254 Coml/Indl  non-US: 30-89 Days                       1072
RCN-4.b(b)           RCFD1255 Coml/Indl  non-US: 90+ Days                          182
RCN-4.b(c)           RCFD1256 Coml/Indl  non-US: Nonaccrual                          0
RCN-5.a(a)           RCFDB575 Indv. Loans-Credit cards: 30-89 Days              101160
RCN-5.a(b)           RCFDB576 Indv. Loans-Credit cards: 90+ Days                 83009
RCN-5.a(c)           RCFDB577 Indv. Loans-Credit cards: Nonaccrual                   0
RCN-5.b(a)           RCFDB578 Indv. Loans-Other: 30-89 Days                     358465
RCN-5.b(b)           RCFDB579 Indv. Loans-Other: 90+ Days                        91272
RCN-5.b(c)           RCFDB580 Indv. Loans-Other: Nonaccrual                      18338
RCN-6(a)             RCFD5389 Foreign:  30-89 Days                                   0
RCN-6(b)             RCFD5390 Foreign:  90+ Days                                     0
RCN-6(c)             RCFD5391 Foreign:  Nonaccrual                                   0
RCN-7(a)             RCFD5459 Other: 30-89 Days                                 156129
RCN-7(b)             RCFD5460 Other: 90+ Days                                     1793
RCN-7(c)             RCFD5461 Other: Nonaccrual                                   5588
RCN-8.a(a)           RCFD1257 Leases  US: 30-89 Days                            355115
RCN-8.a(b)           RCFD1258 Leases  US: 90+ Days                               37503
RCN-8.a(c)           RCFD1259 Leases  US: Nonacrual                             141867
RCN-8.b(a)           RCFD1271 Leases  non-US: 30-89 Days                           175
RCN-8.b(b)           RCFD1272 Leases  non-US: 90+ Days                               0
RCN-8.b(c)           RCFD1791 Leases  non-US: Nonaccrual                             0
RCN-9(a)             RCFD3505 Debt Securities: 30-89 Days                            0
RCN-9(b)             RCFD3506 Debt Securities: 90+ Days                              0
RCN-9(c)             RCFD3507 Debt Securities: Nonaccrual                            0
RCN-10(a)            RCFD5612 Loans/Leases US Guaranteed-30-89 Days              13337
RCN-10(b)            RCFD5613 Loans/Leases US Guaranteed- 90+ Days                4072
RCN-10(c)            RCFD5614 Loans/Leases US Guaranteed-Nonaccrual              43718
RCN-10.a(a)          RCFD5615 Loans/Leases Guaranteed: 30-89 Days                 7801
RCN-10.a(b)          RCFD5616 Loans/Leases Guaranteed: 30-89 Days                  862
RCN-10.a(c)          RCFD5617 Loans/Leases Guaranteed: 30-89 Days                33017
RCN-M.1(a)           RCFD1658 Restruc'd Loans: 30-89 Days                            0
RCN-M.1(b)           RCFD1659 Restruc'd Loans: 90+ Days                              0
RCN-M.1(c)           RCFD1661 restruc'd Loans: Nonaccrual                            0
RCN-M.2(a)           RCFD6558 Comm Real Estate Loans: 30-89 Days                 29943
RCN-M.2(b)           RCFD6559 Comm Real Estate Loans: 90+ Days                    1757
RCN-M.2(c)           RCFD6560 Comm Real Estate Loans: Nonaccrual                 21068
RCN-M.3(a)           RCFD1248 RE  non-US: 30-89 Days                                 0
RCN-M.3(b)           RCFD1249 RE  non-US: 90+ Days                                   0
RCN-M.3(c)           RCFD1250 RE  non-US: Nonaccrual                                 0
RCN-M.5(a)           RCFD3529 Rate/Contract: Replacement:30-89 Days                  0
RCN-M.5(b)           RCFD3530 Rate/Contract: Replacement: 90+ Days                   0
RCO-1.a              RCON0030 Unposted Debits                                        0
RCO-1.b.1            RCON0031 Unposted Debits: Demand                              N/A
RCO-1.b.2            RCON0032 Unposted Debits: Time/Savings                        N/A
RCO-2.a              RCON3510 Unposted Credits                                       0
RCO-2.b.1            RCON3512 Unposted Credits: Demand                             N/A
RCO-2.b.2            RCON3514 Unposted Credits: Time/Savings                       N/A
RCO-3                RCON3520 Uninvested Trust Fund Cash                             0
RCO-4.a              RCON2211 Demand Deposits of Unconsolidaed Subs             248700
RCO-4.b              RCON2351 Time/Savings Deposits of Unconsolida                   0
RCO-4.c              RCON5514 Int accrued/unpaid on deps of con sub                  0
RCO-5.a              RCON2229 Demand Deposits: Insured Branches                      0
RCO-5.b              RCON2383 Time/Savings Deposits: Insured Branc                   0
RCO-5.c              RCON5515 Int accrued/unpaid on deps in ins brc                  0
RCO-6.a              RCON2314 Pass-through Reserve Balances: Demand                  0
RCO-6.b              RCON2315 Pass-through-Reserve Balances: Time/S                  0
RCO-7.a              RCON5516 Unamortized premiums                                   0
RCO-7.b              RCON5517 Unamortized discounts                              11939
RCO-8.a.1            RCONA531 OAKAR: Total Deposits Purchased                 53718084
RCO-8.a.2            RCONA532 OAKAR: Amt of Purchased Deposits                 6204534
RCO-8.b              RCONA533 OAKAR: Total Deposits Sold                             0
RCO-10               RCON8432 Deposit Institution Invest. Contracts                  0
RCO-11.a             RCON8785 Reciprocal Demand Bals - Savings Asc.                  0
RCO-11.b             RCONA181 Reciprocal Demand Bals - Foreign Brch                  0
RCO-11.c             RCONA182 Reciprocal Demand Bals - Cash Items                    0
RCO-12.a             RCONA527 Amt of Assets Netted agst Dem Deps                     0
RCO-12.b             RCONA528 Amt of Assets Netted agst Tim/Svg Dep                  0
RCO-M.1.a.1          RCON2702 Amount of Deposit Accounts < $100K              58029395
RCO-M.1.a.2          RCON3779 (June Only) Number of Deposit Accts <                N/A
RCO-M.1.b.1          RCON2710 Amount of Deposit Accounts > $100K              43899670
RCO-M.1.b.2          RCON2722 Number of Deposit Accounts > $100K                109853
RCO-M.2.a            RCON6861 Yes/No: Bank has a better method/proc                 NO
RCO-M.2.b            RCON5597 Uninsured Deposits Amount                            N/A
RCO-M.3              RCONA545 Cert No of consolidated inst.                        N/A
RCR-1                RCFD3210 Total Equity Capital                            18022266
RCR-2                RCFD8434 Unrealized holding gain(loss) secur.              241313
RCR-3                RCFDA221 LESS: loss on avail-for-sale securities                0
RCR-4                RCFD4336 Accm net gains(loss) on cash flow hedges          125010
RCR-5                RCFDB588 LESS: nonqual perpetual preferred stock                0
RCR-6                RCFDB589 Qualifying minority interests                     943906
RCR-7                RCFDB590 LESS:Disallowed goodwill/intangbl assets         7630725
RCR-8                RCFDB591 LESS:Disallowd svc assets/purchased cca            48704
RCR-9                RCFD5610 LESS:Disallowed deferred tax assets                    0
RCR-10               RCFDB592 Other add to(deduct from)Tier 1 capt                   0
RCR-11               RCFD8274 Tier 1 capital                                  10920420
RCR-12               RCFD5306 Qual subord debt/redeem preferred stock          4881580
RCR-13               RCFDB593 Cml perpetual preferred stock                          0
RCR-14               RCFD5310 Allowance for loan/lease losses                  1964477
RCR-15               RCFD2221 Unrealized gains on avail-for-sale sec                 0
RCR-16               RCFDB594 Other Tier 2 cptl components                        1400
RCR-17               RCFD5311 Tier 2 Capital                                   6847457
RCR-18               RCFD8275 Allowable Tier 2 cptl                            6847457
RCR-19               RCFD1395 Tier 3 cptl allocated for market risk                  0
RCR-20               RCFDB595 LESS: Deductions for ttl risk-based cptl               0
RCR-21               RCFD3792 Total risk-based capital                        17767877
RCR-22               RCFD3368 Avg total assets                               157674051
RCR-23               RCFDB590 LESS:Disallowed goodwill/intangbl assets         7630725
RCR-24               RCFDB591 LESS:Disallowd svc assets/purchased cca            48704
RCR-25               RCFD5610 LESS:Disallowed deferred tax assets                    0
RCR-26               RCFDB596 LESS:Other deduct from assets/lev cptl                 0
RCR-27               RCFDA224 Avg total assets for leverage cptl             149994622
RCR-28               RCFDB503 Adj to total risk-based cptl reported                  0
RCR-29               RCFDB504 Adj to risk-weighted assets reported                   0
RCR-30               RCFDB505 Adj to avg total assers reported                       0
RCR-31(a)            RCFD7273 Tier 1 leverage ratio-financial subs                 N/A
RCR-31(b)            RCFD7204 Tier 1 leverag -All Banks                          7.28%
RCR-32(a)            RCFD7274 T1 risk-based cptl ratio-financial subs              N/A
RCR-32(b)            RCFD7206 T1 risk-based cptl ratio-All banks                 6.97%
RCR-33(a)            RCFD7275 Ttl risk-based cptl-financial subs                   N/A
RCR-33(b)            RCFD7205 Ttl risk-based cptl-All banks                     11.34%
RCR-34(a)            RCFD0010 Ttl: Cash & bal due from deposit inst            7522680
RCR-34(c)            RCFDB600 0% Risk Weight: Cash & bal due                   1365556
RCR-34(d)            RCFDB601 20% Risk Weight: Cash & bal due                  6157124
RCR-34(f)            RCFDB602 100% Risk Weight: Cash & bal due                       0
RCR-35(a)            RCFD1754 Ttl: Securities Held-to-Maturity                  278690
RCR-35(b)            RCFDB603 No Risk-Weighting: Sec Held-to-Maturity                0
RCR-35(c)            RCFDB604 0% Risk Weight: Sec Held-to-Maturity                   0
RCR-35(d)            RCFDB605 20% Risk Weight: Sec Held-to-Maturity                  0
RCR-35(e)            RCFDB606 50% Risk Weight: Sec Held-to-Maturity                  0
RCR-35(f)            RCFDB607 100% Risk Weight: Sec Held-to-Maturity            278690
RCR-36(a)            RCFD1773 Ttl: Available-for-sale                         25107852
RCR-36(b)            RCFDB608 No Risk-Weighting: Available-for-sale             389152
RCR-36(c)            RCFDB609 0% Risk Weight: Available-for-sale               1986888
RCR-36(d)            RCFDB610 20% Risk Weight: Available-for-sale             21149687
RCR-36(e)            RCFDB611 50% Risk Weight: Available-for-sale               723509
RCR-36(f)            RCFDB612 100% Risk Weight: Available-for-sale              858616
RCR-37(a)            RCFD1350 Ttl: Fed Funds Sold & Secs Purchased             1509608
RCR-37(c)            RCFDB613 0% Risk Weight: Fed Funds Sold & Sec                   0
RCR-37(d)            RCFDB614 20% Risk Weight: Fed Funds Sold & Sec            1509608
RCR-37(f)            RCFDB616 100% Risk Weight: Fed Funds Sold & Sec                 0
RCR-38(a)            RCFD5369 Loans & leases held for sale                     3300036
RCR-38(b)            RCFDB617 No Risk-Weighting:Loans & leases held                  0
RCR-38(c)            RCFDB618 0% Risk Weight: Loans & leases held                    0
RCR-38(d)            RCFDB619 20% Risk Weight: Loans & leases held              856602
RCR-38(e)            RCFDB620 50% Risk Weight: Loans & leases held             1677078
RCR-38(f)            RCFDB621 100% Risk Weight: Loans & leases held             766356
RCR-39(a)            RCFDB528 Ttl: Loans & leases,net of unearned Inc        110352733
RCR-39(b)            RCFDB622 No Risk-Weighting:Loans & leases,net                   0
RCR-39(c)            RCFDB623 0% Risk Weight:Loans & leases,net                 734674
RCR-39(d)            RCFDB624 20% Risk Weight:Loans & leases,net               1143878
RCR-39(e)            RCFDB625 50% Risk Weight:Loans & leases,net               7646408
RCR-39(f)            RCFDB626 100% Risk Weight:Loans & leases,net            100827773
RCR-40(a)            RCFD3123 LESS:Allow for Ln and Lse Loss-Total             2341530
RCR-40(b)            RCFD3123 LESS:Allow for Ln & Lse Loss-No Rsk Wght         2341530
RCR-41(a)            RCFD3545 Ttl: Trading assets                               179817
RCR-41(b)            RCFDB627 No Risk-Weighting: Trading assets                 179817
RCR-41(c)            RCFDB628 0% Risk Weight: Trading assets                         0
RCR-41(d)            RCFDB629 20% Risk Weight: Trading assets                        0
RCR-41(e)            RCFDB630 50% Risk Weight: Trading assets                        0
RCR-41(f)            RCFDB631 100% Risk Weight: Trading assets                       0
RCR-42(a)            RCFDB639 Ttl: All other assets                           17189609
RCR-42(b)            RCFDB640 No Risk-Weighting: All other assets              7706627
RCR-42(c)            RCFDB641 0% Risk Weight: All other assets                  321593
RCR-42(d)            RCFDB642 20% Risk Weight: All other assets                2013009
RCR-42(e)            RCFDB643 50% Risk Weight: All other assets                  17314
RCR-42(f)            RCFD5339 100% Risk Weight: All other assets               7131066
RCR-43(a)            RCFD2170 Ttl: Total assets                              163099495
RCR-43(b)            RCFDB644 No Risk-Weighting: Total assets                  5934066
RCR-43(c)            RCFD5320 0% Risk Weight: Total assets                     4408711
RCR-43(d)            RCFD5327 20% Risk Weight: Total assets                   32829908
RCR-43(e)            RCFD5334 50% Risk Weight: Total assets                   10064309
RCR-43(f)            RCFD5340 100% Risk Weight: Total assets                 109862501
RCR-44(a)            RCFD3819 Value/Amount: Fncl Stndby Ltrs of Crdt           7300978
RCR-44(b)            RCFDB645 Credit Equiv: Fncl Stndby Ltrs of Crdt           7300978
RCR-44(c)            RCFDB646 0% Risk Weight: Fncl Stndby Ltrs of Crdt               0
RCR-44(d)            RCFDB647 20% Risk Weight:Fncl Stndby Ltrs of Crdt               0
RCR-44(e)            RCFDB648 50% Risk Weight:Fncl Stndby Ltrs of Crdt               0
RCR-44(f)            RCFDB649 100% Risk Weight:Fncl Stndby Ltr of Crdt         7300978
RCR-45(a)            RCFD3821 Value/Amount: Prf Stndby Ltrs of Crdt             454070
RCR-45(b)            RCFDB650 Credit Equiv: Prf Stndby Ltrs of Crdt             227035
RCR-45(c)            RCFDB651 0% Risk Weight: Prf Stndby Ltrs of Crdt                0
RCR-45(d)            RCFDB652 20% Risk Weight:Prf Stndby Ltrs of Crdt                0
RCR-45(e)            RCFDB653 50% Risk Weight:Prf Stndby Ltrs of Crdt                0
RCR-45(f)            RCFDB654 100% Risk Weight:Prf Stndby Ltr of Crdt           227035
RCR-46(a)            RCFD3411 Value/Amount: Cml & Similar Ltrs of Crdt          438402
RCR-46(b)            RCFDB655 Credit Equiv: Cml & Similar Ltrs of Crdt           87680
RCR-46(c)            RCFDB656 0% Risk Weight: Cml & Sim Ltrs of Crdt                 0
RCR-46(d)            RCFDB657 20% Risk Weight: Cml & Sim Ltrs of Crdt              469
RCR-46(e)            RCFDB658 50% Risk Weight: Cml & Sim Ltrs of Crdt                0
RCR-46(f)            RCFDB659 100% Risk Weight: Cml & Sim Ltrs of Crdt           87211
RCR-47(a)            RCFD3429 Value/Amount: Prts in Accpt Acquired                 250
RCR-47(b)            RCFDB660 Credit Equiv: Prts in Accpt Acquired                 250
RCR-47(c)            RCFDB661 0% Risk Weight: Prts in Accpt Acquired                 0
RCR-47(d)            RCFDB662 20% Risk Weight: Prts in Accpt Acquired                0
RCR-47(f)            RCFDB663 100% Risk Weight: Prts in Accpt Acquired             250
RCR-48(a)            RCFD3433 Value/Amount: Securities lent                    1023763
RCR-48(b)            RCFDB664 Credit Equiv: Securities lent                    1023763
RCR-48(c)            RCFDB665 0% Risk Weight: Securities lent                  1023763
RCR-48(d)            RCFDB666 20% Risk Weight: Securities lent                       0
RCR-48(e)            RCFDB667 50% Risk Weight: Securities lent                       0
RCR-48(f)            RCFDB668 100% Risk Weight: Securities lent                      0
RCR-49(a)            RCFDA250 Value/Amount:Rtnd recse on SB oblig                    0
RCR-49(b)            RCFDB669 Credit Equiv:Rtnd recse on SB oblig                    0
RCR-49(c)            RCFDB670 0% Risk weight:Rtnd recse on SB oblig                  0
RCR-49(d)            RCFDB671 20% Risk weight:Rtnd recse on SB oblig                 0
RCR-49(e)            RCFDB672 50% Risk weight:Rtnd recse on SB oblig                 0
RCR-49(f)            RCFDB673 100% Risk weight:Rtnd recse on SB oblig                0
RCR-50(a)            RCFD1727 Value/Amount: Rtnd recse on fin assets             27198
RCR-50(b)            RCFD2243 Credit Equiv: Rtnd recse on fin assets            239829
RCR-50(f)            RCFDB674 100% Rsk wght:Rtnd recse on fin assets            239829
RCR-51(a)            RCFDB675 Value/Amount: All other fin assets               7552444
RCR-51(b)            RCFDB676 Credit Equiv: All other fin assets               7552444
RCR-51(c)            RCFDB677 0% Risk weight: All other fin assets                   0
RCR-51(d)            RCFDB678 20% Risk weight: All other fin assets                  0
RCR-51(e)            RCFDB679 50% Risk weight: All other fin assets              19603
RCR-51(f)            RCFDB680 100% Risk weight: All other fin assets           7532841
RCR-52(a)            RCFDB681 Value/Amount: All other off-bal liab                   0
RCR-52(b)            RCFDB682 Credit Equiv: All other off-bal liab                   0
RCR-52(c)            RCFDB683 0% Risk Weight: All other off-bal liab                 0
RCR-52(d)            RCFDB684 20% Risk Weight: All other off-bal liab                0
RCR-52(e)            RCFDB685 50% Risk Weight: All other off-bal liab                0
RCR-52(f)            RCFDB686 100% Risk Weight: All other off-bal liab               0
RCR-53(a)            RCFD3833 Value/Amount: Unused Commit > 1 yr              42978066
RCR-53(b)            RCFDB687 Credit Equiv: Unused Commit > 1 yr              21489033
RCR-53(c)            RCFDB688 0% Risk Weight: Unused Commit > 1 yr                   0
RCR-53(d)            RCFDB689 20% Risk Weight: Unused Commit > 1 yr            1900303
RCR-53(e)            RCFDB690 50% Risk Weight: Unused Commit > 1 yr              63620
RCR-53(f)            RCFDB691 100% Risk Weight: Unused Commit > 1 yr          19525110
RCR-54(b)            RCFDA167 Credit Equiv: Derivative contracts                794695
RCR-54(c)            RCFDB693 0% Risk Weight: Derivative contracts                   0
RCR-54(d)            RCFDB694 20% Risk Weight: Derivative contracts             449922
RCR-54(e)            RCFDB695 50% Risk Weight: Derivative contracts             344773
RCR-55(c)            RCFDB696 0% Rsk Wght: Ttl assets,derv, off bal            5432474
RCR-55(d)            RCFDB697 20% Rsk Wght: Ttl assets,derv, off bal          35180602
RCR-55(e)            RCFDB698 50% Rsk Wght: Ttl assets,derv, off bal          10492305
RCR-55(f)            RCFDB699 100% Rsk Wght: Ttl assets,derv, off bal        144775755
RCR-57(c)            RCFDB700 0% Rsk Wght: Rsk Weighted Assets                       0
RCR-57(d)            RCFDB701 20% Rsk Wght: Rsk Weighted Assets                7036120
RCR-57(e)            RCFDB702 50% Rsk Wght: Rsk Weighted Assets                5246153
RCR-57(f)            RCFDB703 100% Rsk Wght: Rsk Weighted Assets             144775755
RCR-58               RCFD1651 Regulatory capt ratios:  Mrkt Risk-equiv               0
RCR-59               RCFDB704 Rsk weighted before deduct for excess          157058028
RCR-60               RCFDA222 Regulatory capt ratios:Excess allownc             382603
RCR-61               RCFD3128 LESS: Allocated Transfer Risk Reserve                  0
RCR-62               RCFDA223 Regulatory capt ratios:Risk-wtd assts          156675425
RCR-M.1              RCFD8764 Credit Exp - Off-Bal Sheet Derivative             610530
RCR-M.2.a(a)         RCFD3809 Derivative Int Rate Contracts < 1 YR             4106118
RCR-M.2.a(b)         RCFD8766 Derivative Int Rate Contracts 1-5 YRS           11691170
RCR-M.2.a(c)         RCFD8767 Derivative Int Rate Contracts > 5 YRS            3868071
RCR-M.2.b(a)         RCFD3812 Derivative Fgn Exch Contracts < 1 YR             3325932
RCR-M.2.b(b)         RCFD8769 Derivative Fgn Exch Contracts 1-5 YRS             768755
RCR-M.2.b(c)         RCFD8770 Derivative Fgn Exch Contracts > 5 YRS                  0
RCR-M.2.c(a)         RCFD8771 Derivative   Gold   Contracts < 1 YR                   0
RCR-M.2.c(b)         RCFD8772 Derivative   Gold   Contracts 1-5 YRS                  0
RCR-M.2.c(c)         RCFD8773 Derivative   Gold   Contracts > 5 YRS                  0
RCR-M.2.d(a)         RCFD8774 Derivative P Metals Contracts < 1 YR                   0
RCR-M.2.d(b)         RCFD8775 Derivative P Metals Contracts 1-5 YRS                  0
RCR-M.2.d(c)         RCFD8776 Derivative P Metals Contracts > 5 YRS                  0
RCR-M.2.e(a)         RCFD8777 Derivative Commodity Contrcts < 1 YR                   0
RCR-M.2.e(b)         RCFD8778 Derivative Commodity Contrcts 1-5 YRS                  0
RCR-M.2.e(c)         RCFD8779 Derivative Commodity Contrcts > 5 YRS                  0
RCR-M.2.f(a)         RCFDA000 Derivative  Equity  Contracts < 1 YR                   0
RCR-M.2.f(b)         RCFDA001 Derivative  Equity  Contracts 1-5 YRS                  0
RCR-M.2.f(c)         RCFDA002 Derivative  Equity  Contracts > 5 YRS                  0
RCS-1(a)             RCFDB705 BSA-Outstndng prncpl: 1-4 Res                          0
RCS-1(b)             RCFDB706 BSA-Outstndng prncpl: Hme Equity                       0
RCS-1(c)             RCFDB707 BSA-Outstndng prncpl: C Card Rcv                       0
RCS-1(d)             RCFDB708 BSA-Outstndng prncpl: Auto Loans                  536931
RCS-1(e)             RCFDB709 BSA-Outstndng prncpl: Other Cons                       0
RCS-1(f)             RCFDB710 BSA-Outstndng prncpl: Cml/Indus                  7532841
RCS-1(g)             RCFDB711 BSA-Outstndng prncpl: All Other                        0
RCS-2.a(a)           RCFDB712 BSA-Max amount(Retained inst):1-4 Res                  0
RCS-2.a(b)           RCFDB713 BSA-Max amount(Retained inst):Hme Equity               0
RCS-2.a(c)           RCFDB714 BSA-Max amount(Retained inst):C Card Rcv               0
RCS-2.a(d)           RCFDB715 BSA-Max amount(Retained inst):Auto Loans               0
RCS-2.a(e)           RCFDB716 BSA-Max amount(Retained inst):Other Cons               0
RCS-2.a(f)           RCFDB717 BSA-Max amount(Retained inst):Cml/Indus                0
RCS-2.a(g)           RCFDB718 BSA-Max amount(Retained inst):All Other                0
RCS-2.b(a)           RCFDB719 BSA-Max amount(Stndby Lttrs):1-4 Res                   0
RCS-2.b(b)           RCFDB720 BSA-Max amount(Stndby Lttrs):Hme Equity                0
RCS-2.b(c)           RCFDB721 BSA-Max amount(Stndby Lttrs):C Card Rcv                0
RCS-2.b(d)           RCFDB722 BSA-Max amount(Stndby Lttrs):Auto Loans            27683
RCS-2.b(e)           RCFDB723 BSA-Max amount(Stndby Lttrs):Other Cons                0
RCS-2.b(f)           RCFDB724 BSA-Max amount(Stndby Lttrs):Cml/Indus           7532841
RCS-2.b(g)           RCFDB725 BSA-Max amount(Stndby Lttrs):All Other                 0
RCS-3(a)             RCFDB726 BSA-Rpt Bnk's unused commit: 1-4 Res                   0
RCS-3(b)             RCFDB727 BSA-Rpt Bnk's unused commit: Hme Equity                0
RCS-3(c)             RCFDB728 BSA-Rpt Bnk's unused commit: C Card Rcv                0
RCS-3(d)             RCFDB729 BSA-Rpt Bnk's unused commit: Auto Loans                0
RCS-3(e)             RCFDB730 BSA-Rpt Bnk's unused commit: Other Cons                0
RCS-3(f)             RCFDB731 BSA-Rpt Bnk's unused commit: Cml/Indus           7532841
RCS-3(g)             RCFDB732 BSA-Rpt Bnk's unused commit: All Other                 0
RCS-4.a(a)           RCFDB733 BSA-Pst  due loans,30-89 days:1-4 Res                  0
RCS-4.a(b)           RCFDB734 BSA-Pst due loans,30-89 days:Hme Equity                0
RCS-4.a(c)           RCFDB735 BSA-Pst due loans,30-89 days:C Card Rcv                0
RCS-4.a(d)           RCFDB736 BSA-Pst due loans,30-89 days:Auto Loans            16214
RCS-4.a(e)           RCFDB737 BSA-Pst due loans,30-89 days:Other Cons                0
RCS-4.a(f)           RCFDB738 BSA-Pst due loans,30-89 days:Cml/Indus                 0
RCS-4.a(g)           RCFDB739 BSA-Pst due loans,30-89 days:All Other                 0
RCS-4.b(a)           RCFDB740 BSA-Pst  due loans,90+ days:1-4 Res                    0
RCS-4.b(b)           RCFDB741 BSA-Pst due loans,90+ days:Hme Equity                  0
RCS-4.b(c)           RCFDB742 BSA-Pst due loans,90+ days:C Card Rcv                  0
RCS-4.b(d)           RCFDB743 BSA-Pst due loans,90+ days:Auto Loans               3596
RCS-4.b(e)           RCFDB744 BSA-Pst due loans,90+ days:Other Cons                  0
RCS-4.b(f)           RCFDB745 BSA-Pst due loans,90+ days:Cml/Indus                   0
RCS-4.b(g)           RCFDB746 BSA-Pst due loans,90+ days:All Other                   0
RCS-5.a(a)           RIADB747 BSA-C/O & Rcv on assets(C/O):1-4 Res                   0
RCS-5.a(b)           RIADB748 BSA-C/O & Rcv on assets(C/O):Hme Equity                0
RCS-5.a(c)           RIADB749 BSA-C/O & Rcv on assets(C/O):C Card Rcv                0
RCS-5.a(d)           RIADB750 BSA-C/O & Rcv on assets(C/O):Auto Loans            12034
RCS-5.a(e)           RIADB751 BSA-C/O & Rcv on assets(C/O):Other Cons                0
RCS-5.a(f)           RIADB752 BSA-C/O & Rcv on assets(C/O):Cml/Indus                 0
RCS-5.a(g)           RIADB753 BSA-C/O & Rcv on assets(C/O):All Other                 0
RCS-5.b(a)           RIADB754 BSA-C/O & Rcv on assets(Rcvs):1-4 Res                  0
RCS-5.b(b)           RIADB755 BSA-C/O & Rcv on assets(Rcvs):Hme Equity               0
RCS-5.b(c)           RIADB756 BSA-C/O & Rcv on assets(Rcvs):C Card Rcv               0
RCS-5.b(d)           RIADB757 BSA-C/O & Rcv on assets(Rcvs):Auto Loans            2744
RCS-5.b(e)           RIADB758 BSA-C/O & Rcv on assets(Rcvs):Other Cons               0
RCS-5.b(f)           RIADB759 BSA-C/O & Rcv on assets(Rcvs):Cml/Indus                0
RCS-5.b(g)           RIADB760 BSA-C/O & Rcv on assets(Rcvs):All Other                0
RCS-6.a(b)           RCFDB761 BSA-Amt of ownrshp-Securities:Hme Equity               0
RCS-6.a(c)           RCFDB762 BSA-Amt of ownrshp-Securities:C Card Rcv               0
RCS-6.a(f)           RCFDB763 BSA-Amt of ownrshp-Securities:Cml/Indus                0
RCS-6.b(b)           RCFDB500 BSA-Amt of ownrshp-Loans:Hme Equity                    0
RCS-6.b(c)           RCFDB501 BSA-Amt of ownrshp-Loans:C Card Rcv                    0
RCS-6.b(f)           RCFDB502 BSA-Amt of ownrshp-Loans:Cml/Indus                     0
RCS-7.a(b)           RCFDB764 BSA-Pst due loans,30-89 days:Hme Equity                0
RCS-7.a(c)           RCFDB765 BSA-Pst due loans,30-89 days:C Card Rcv                0
RCS-7.a(f)           RCFDB766 BSA-Pst due loans,30-89 days:Cml/Indus                 0
RCS-7.b(b)           RCFDB767 BSA-Pst due loans,90+ days:Hme Equity                  0
RCS-7.b(c)           RCFDB768 BSA-Pst due loans,90+ days:C Card Rcv                  0
RCS-7.b(f)           RCFDB769 BSA-Pst due loans,90+ days:Cml/Indus                   0
RCS-8.a(b)           RIADB770 BSA-C/O & Rcv on loans(C/O):Hme Equity                 0
RCS-8.a(c)           RIADB771 BSA-C/O & Rcv on loans(C/O):C Card Rcv                 0
RCS-8.a(f)           RIADB772 BSA-C/O & Rcv on loans(C/O):Cml/Indus                  0
RCS-8.b(b)           RIADB773 BSA-C/O & Rcv on loans(Rcvs):Hme Equity                0
RCS-8.b(c)           RIADB774 BSA-C/O & Rcv on loans(Rcvs):C Card Rcv                0
RCS-8.b(f)           RIADB775 BSA-C/O & Rcv on loans(Rcvs):Cml/Indus                 0
RCS-9(a)             RCFDB776 Sec Fac-Max amt credit expose:1-4 Res                  0
RCS-9(b)             RCFDB777 Sec Fac-Max amt credit expose:Hme Equity               0
RCS-9(c)             RCFDB778 Sec Fac-Max amt credit expose:C Card Rcv               0
RCS-9(d)             RCFDB779 Sec Fac-Max amt credit expose:Auto Loans               0
RCS-9(e)             RCFDB780 Sec Fac-Max amt credit expose:Other Cons               0
RCS-9(f)             RCFDB781 Sec Fac-Max amt credit expose:Cml/Indus                0
RCS-9(g)             RCFDB782 Sec Fac-Max amt credit expose:All other                0
RCS-10(a)            RCFDB783 Sec Fac-Rpt bank's unusd cmt:1-4 Res                   0
RCS-10(b)            RCFDB784 Sec Fac-Rpt bank's unusd cmt:Hme Equity                0
RCS-10(c)            RCFDB785 Sec Fac-Rpt bank's unusd cmt:C Card Rcv                0
RCS-10(d)            RCFDB786 Sec Fac-Rpt bank's unusd cmt:Auto Loans                0
RCS-10(e)            RCFDB787 Sec Fac-Rpt bank's unusd cmt:Other Cons                0
RCS-10(f)            RCFDB788 Sec Fac-Rpt bank's unusd cmt:Cml/Indus                 0
RCS-10(g)            RCFDB789 Sec Fac-Rpt bank's unusd cmt:All Other                 0
RCS-11(a)            RCFDB790 Bnk Assts-Assets sold w/recourse:1-4 Res           30061
RCS-11(b)            RCFDB791 Bnk Assts-Assets sold w/rcrse:Hme Equity               0
RCS-11(c)            RCFDB792 Bnk Assts-Assets sold w/rcrse:C Card Rcv               0
RCS-11(d)            RCFDB793 Bnk Assts-Assets sold w/rcrse:Auto Loans               0
RCS-11(e)            RCFDB794 Bnk Assts-Assets sold w/rcrse:Other Cons               0
RCS-11(f)            RCFDB795 Bnk Assts-Assets sold w/rcrse:Cml/Indus                0
RCS-11(g)            RCFDB796 Bnk Assts-Assets sold w/rcrse:All Other                0
RCS-12(a)            RCFDB797 Bnk Assts-Max amt crdt expose:1-4 Res              21961
RCS-12(b)            RCFDB798 Bnk Assts-Max amt crdt expose:Hme Equity               0
RCS-12(c)            RCFDB799 Bnk Assts-Max amt crdt expose:C Card Rcv               0
RCS-12(d)            RCFDB800 Bnk Assts-Max amt crdt expose:Auto Loans               0
RCS-12(e)            RCFDB801 Bnk Assts-Max amt crdt expose:Other Cons               0
RCS-12(f)            RCFDB802 Bnk Assts-Max amt crdt expose:Cml/Indus                0
RCS-12(g)            RCFDB803 Bnk Assts-Max amt crdt expose:All Other                0
RCS-M.1.a            RCFDA249 Sml busns obligations:Outstanding bal                  0
RCS-M.1.b            RCFDA250 Sml busns obligations:retaind recours                  0
RCS-M.2.a            RCFDB804 OPB:1-4 Fam Res with recourse                      10458
RCS-M.2.b            RCFDB805 OPB:1-4 Fam Res w/o recourse                    20825351
RCS-M.2.c            RCFDA591 OPB: Other financial assets                      7532841
RCS-M.3.a.1          RCFDB806 Asset-backed,max amt-Cndts spnsrd by bnk        17283525
RCS-M.3.a.2          RCFDB807 Asset-bckd,max amt-Cndts spnsrd by other               0
RCS-M.3.b.1          RCFDB808 Asset-bckd,unused-Cndts spnsrd by bnk           17283525
RCS-M.3.b.2          RCFDB809 Asset-bckd,unused-Cndts spnsrd by other                0
RCT-1                RCFDA345 Y/N-Does inst have fiduciary powers?                 N/A
RCT-2                RCFDA346 Y/N-Does inst exercise fid pwrs granted?             N/A
RCT-3                RCFDB867 Y/N-Does inst have any act to report?                N/A
RCT-4(a)             RCFDB868 Assets-Prsnl Trust: Managed Assts                    N/A
RCT-4(b)             RCFDB869 Assets-Prsnl Trust: Non-Managed Assts                N/A
RCT-4(c)             RCFDB870 Assets-Prsnl Trust: # Managed Accts                  N/A
RCT-4(d)             RCFDB871 Assets-Prsnl Trust: # Non-Mngd Accts                 N/A
RCT-5.a(a)           RCFDB872 Assets-Ret Rel,Emp contr: Mngd Assts                 N/A
RCT-5.a(b)           RCFDB873 Assets-Ret Rel,Emp contr: Non-Mngd Assts             N/A
RCT-5.a(c)           RCFDB874 Assets-Ret Rel,Emp contr:# Mngd Accts                N/A
RCT-5.a(d)           RCFDB875 Assets-Ret Rel,Emp cont:# Non-Mngd Accts             N/A
RCT-5.b(a)           RCFDB876 Assets-Ret Rel,Emp benft:Mngd Assts                  N/A
RCT-5.b(b)           RCFDB877 Assets-Ret Rel,Emp benft:Non-Mngd Assts              N/A
RCT-5.b(c)           RCFDB878 Assets-Ret Rel,Emp benft:# Mngd Accts                N/A
RCT-5.b(d)           RCFDB879 Assets-Ret Rel,Emp benft:# Non-Mgd Accts             N/A
RCT-6(a)             RCFDB880 Assets-Ret Rel,Other ret: Mngd Assts                 N/A
RCT-6(b)             RCFDB881 Assets-Ret Rel,Other ret: Non-Mngd Assts             N/A
RCT-6(c)             RCFDB882 Assets-Ret Rel,Other ret:# Mngd Accts                N/A
RCT-6(d)             RCFDB883 Assets-Ret Rel,Other ret:# Non-Mgd Accts             N/A
RCT-(a)              RCFDB884 Assets-Corp trust/agency:Mngd Assts                  N/A
RCT-(b)              RCFDB885 Assets-Corp trust/agency:Non-Mngd Assts              N/A
RCT-(c)              RCFDC001 Assets-Corp trust/agency:#  Mngd Accts               N/A
RCT-(d)              RCFDC002 Assets-Corp trust/agency:# Non-Mgd Accts             N/A
RCT-7(a)             RCFDB886 Assets-Invst Mgmnt Accts:Mngd Assts                  N/A
RCT-7(c)             RCFDB888 Assets-Invst Mgmnt Accts:# Mngd Accts                N/A
RCT-8(a)             RCFDB890 Assets-Other Fiduciary Accts:Mngd Assts              N/A
RCT-8(b)             RCFDB891 Assets-Other Fid Accts:Non-Mngd Assts                N/A
RCT-8(c)             RCFDB892 Assets-Other Fid Accts:# Mngd Accts                  N/A
RCT-8(d)             RCFDB893 Assets-Other Fid Accts:# Non-Mngd Accts              N/A
RCT-9(a)             RCFDB894 Assets-Total Fid Accts:Mngd Assts                    N/A
RCT-9(b)             RCFDB895 Assets-Total Fid Accts:Non-Mngd                      N/A
RCT-9(c)             RCFDB896 Assets-Total Fid Accts:# Mngd Accts                  N/A
RCT-9(d)             RCFDB897 Assets-Total Fid Accts:# Non-Mngd Accts              N/A
RCT-10(b)            RCFDB898 Assets-Cust/Safekpng:Non-Mngd Assts                  N/A
RCT-10(d)            RCFDB899 Assets-Cust/Safekpng:# Non-Mngd Assts                N/A
RCT-11(a)            RCFDB900 Assets-Fid Accts Foreign:Mngd Assts                  N/A
RCT-11(b)            RCFDB901 Assets-Fid Accts For:Non-Mngd Assts                  N/A
RCT-11(c)            RCFDB902 Assets-Fid Accts For:# Mngd Assts                    N/A
RCT-11(d)            RCFDB903 Assets-Fid Accts For:# Non-Mngd Assts                N/A
RCT-12               RIADB904 Income-Personal Trust/Agency Accts                   N/A
RCT-13.a             RIADB905 Income-Ret Rel,Emp benefit-def contr                 N/A
RCT-13.b             RIADB906 Income-Ret Ret,Emp benefit-def benefit               N/A
RCT-13.c             RIADB907 Income-Ret Rel,Other Retirement Accts                N/A
RCT-14               RIADA479 Income-Corporate Trust/Agency Accts                  N/A
RCT-15               RIADB908 Income-Investment Mngmnt Agency Accts                N/A
RCT-16               RIADA480 Income-Other Fiduciary Accts                         N/A
RCT-17               RIADB909 Income-Custody/Safekeeping Accts                     N/A
RCT-18               RIADB910 Income-Other Fid/Related                             N/A
RCT-19               RIAD4070 Income-Total Gross Fid/Related                       N/A
RCT-19.a             RIADB912 Income-Total Gross Fid/Related - For                 N/A
RCT-21               RIADA488 Income-Less:Net losses from Fid/Related              N/A
RCT-22               RIADB911 Income-Plus:Intracompany Inc Credits                 N/A
RCT-23               RIADA491 Income-Net Fiduciary/Related Inc                     N/A
RCT-M.1.a            RCFDB913 Memo-Mngd Assets:Non-Int Bearing Dep                 N/A
RCT-M.1.b            RCFDB914 Memo-Mngd Assets:Int-Bearing Deposits                N/A
RCT-M.1.c            RCFDB915 Memo-Mngd Asets:Treas/Gov (US) Oblig                 N/A
RCT-M.1.d            RCFDB916 Memo-Mngd Assets:Sate,Cnty,Muni Oblig                N/A
RCT-M.1.e            RCFDB917 Memo-Mngd Assets:Money Mkt Mutual Funds              N/A
RCT-M.1.f            RCFDB918 Memo-Mngd Assets:Other short-term oblig              N/A
RCT-M.1.g            RCFDB919 Memo-Mngd Assets:Other notes/bonds                   N/A
RCT-M.1.h            RCFDB920 Memo-Mngd Assets:Common/Preferred Stock              N/A
RCT-M.1.i            RCFDB921 Memo-Mngd Assets:Real Estate Mortgages               N/A
RCT-M.1.j            RCFDB922 Memo-Mngd Assets:Real Estate                         N/A
RCT-M.1.k            RCFDB923 Memo-Mngd Assets:Miscellaneous Assets                N/A
RCT-M.1.l            RCFDB868 Memo-Mngd Assets:Total Mngd Assets held              N/A
RCT-M.2.a(a)         RCFDB927 Corp Trust-Corp/Muni:# of Issues                     N/A
RCT-M.2.a(b)         RCFDB928 Corp Trust-Corp/Muni:Prncpl Amt                      N/A
RCT-M.2.b(a)         RCFDB929 Corp Trust - xfer agent:# of Issues                  N/A
RCT-M.3.a(a)         RCFDB931 Memo-Collective,Dom Equity:# of Funds                N/A
RCT-M.3.a(b)         RCFDB932 Memo-Collective,Dom Equity:Mkt Value                 N/A
RCT-M.3.b(a)         RCFDB933 Memo-Collective,Inter/Global:# of Funds              N/A
RCT-M.3.b(b)         RCFDB934 Memo-Collective,Inter/Global:Mkt Value               N/A
RCT-M.3.c(a)         RCFDB935 Memo-Collective,Stock/Bond:# of Funds                N/A
RCT-M.3.c(b)         RCFDB936 Memo-Collective,Stock/Bond:Mkt Value                 N/A
RCT-M.3.d(a)         RCFDB937 Memo-Collective,Taxable Bond:# of Funds              N/A
RCT-M.3.d(b)         RCFDB938 Memo-Collective,Taxable Bond:Mkt Value               N/A
RCT-M.3.e(a)         RCFDB939 Memo-Collective,Muni Bond:# of Funds                 N/A
RCT-M.3.e(b)         RCFDB940 Memo-Collective,Muni Bond:Mkt Value                  N/A
RCT-M.3.f(a)         RCFDB941 Memo-Collective,ShtTrm/Mny Mkt:# of Fnds             N/A
RCT-M.3.f(b)         RCFDB942 Memo-Collective,ShtTrm/Mny Mkt:Mkt Value             N/A
RCT-M.3.g(a)         RCFDB943 Memo-Collective,Special/Other:# of Funds             N/A
RCT-M.3.g(b)         RCFDB944 Memo-Collective,Special/Other:Mkt Value              N/A
RCT-M.3.h(a)         RCFDB945 Memo-Collective,Total Collect:# of Funds             N/A
RCT-M.3.h(b)         RCFDB946 Memo-Collective,Total Collect:Mkt Value              N/A
RCT-M.4.a(a)         RIADB947 Memo-Fid/Other,Prsnl:Gross Mngd Accts                N/A
RCT-M.4.a(b)         RIADB948 Memo-Fid/Other,Prsnl:Gross Non-Mgd Accts             N/A
RCT-M.4.a(c)         RIADB949 Memo-Fid/Other,Prsnl:Recoveries                      N/A
RCT-M.4.b(a)         RIADB950 Memo-Fid/Other,Retire:Gross Mngd Accts               N/A
RCT-M.4.b(b)         RIADB951 Memo-Fid/Other,Ret:Gross Non-Mngd Accts              N/A
RCT-M.4.b(c)         RIADB952 Memo-Fid/Other,Ret:Recoveries                        N/A
RCT-M.4.c(a)         RIADB953 Memo-Fid/Other,Invst:Gross Mngd Accts                N/A
RCT-M.4.c(b)         RIADB954 Memo-Fid/Other,Invst:Gross Non-Mgd Accts             N/A
RCT-M.4.c(c)         RIADB955 Memo-Fid/Other,Invst:Recoveries                      N/A
RCT-M.4.d(a)         RIADB956 Memo-Fid/Other,Other Fid:Gross Mngd                  N/A
RCT-M.4.d(b)         RIADB957 Memo-Fid/Other,Other Fid:Gross Non-Mngd              N/A
RCT-M.4.d(c)         RIADB958 Memo-Fid/Other,Other Fid:Recoveries                  N/A
RCT-M.4.e(a)         RIADB959 Memo-Fid/Other,Total Fid:Gross Mngd                  N/A
RCT-M.4.e(b)         RIADB960 Memo-Fid/Other,Total Fid:Gross Non-Mngd              N/A
RCT-M.4.e(c)         RIADB961 Memo-Fid/Other,Total Fid:Recoveries                  N/A
RC(OPTIONAL)         RCON6979 X/Y - Comment/No Comment                               Y
RC(LOANS)a           RCFD3561 Number Of Loans To Executive Officers                  2
RC(LOANS)b           RCFD3562 Amount Of Loans To Executive Officers                220
RC(LOANS)c(a)        RCFD7701 Start Rate (####.##%) Loans To Execs.             14.65%
RC(LOANS)c(b)        RCFD7702 Top Rate (####.##%) Loans To Execs.               16.50%
RC-R.50.p            RCONDPSC Credit Conversion Factor                              M%
RIE-6.a              RIAD5523 Adjs. to allow for l & l loss (RIB.2.5)          -211279
RCT-20               RIADC058 Income-Less:Expenses                                 N/A
RIB(P2)-3            RIADC079 LESS: Charge-offs                                1369612